UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

fpa FUNDS TRUST

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1: Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2020

FPA Crescent Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

We closed our first quarter letter with the observation that economies were worse than stock indices might suggest. What we thought true then is only more true today, yet in the second quarter, the market made one of its larger quarterly moves.

The global MSCI ACWI Index advanced 19.22% in the second quarter, while the domestic S&P 500 Index increased 20.54%, erasing the majority of the year-to-date decline to March's trough. The FPA Crescent Fund ("Fund" or "Crescent") increased 15.00% over the same period.

Long equities held by the Fund returned 22.29% and -13.11% in the second quarter and six months, respectively, performing better than the MSCI ACWI and S&P 500 indices for the quarter.1 Including a small amount of other risk assets and cash it held, the Fund generated 75.5% of the market's return in the second quarter (where "market" is the average of the 2020 second quarter returns for the MSCI ACWI and S&P 500 indices) but slightly underperformed its own risk exposure of 76.7%, on average, during the quarter.2

We would have thought that a global pandemic, social disturbances, extreme political polarity, and all that has accompanied those trends would have created more fear — or at least caution — in global markets. Yet stock markets and debt markets are up around the world, and in many cases, way up. Koyantsqatsi, a word used by the Hopi Native American tribe to describe a life out of balance, is as apt a description for this disconnect as any.

At the beginning of the year, the global economy was expected to grow 2.5% this year, but thanks to COVID-19, that outlook has darkened significantly and the consensus view now looks for a -5.2% contraction.3 Although you wouldn't know it from the popular indexes, this darkened outlook has pushed the average stock down 10.92%.4 Economic data suggest we won't return to normal in the near future (see Exhibit A).

1  For illustrative purposes only. The performance of the long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings exclude paired trades, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents. The long equity segment average weight in the Fund was 70.2% and 69.2% for Q2 2020 and YTD through 6/30/20, respectively. Please refer to the first page for overall net performance of the Fund since inception. The long equity performance information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. The Fund's net risk exposure as of June 30, 2020 was 79.4%.

3  Source: The World Bank, Global Economic Prospects, June 2020.

4  As of June 30, 2020. This reflects the average year-to-date performance of the S&P 500 Index constituents.

  Past performance is no guarantee, nor is it indicative, of future results. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please see end of Commentary for important disclosures and definitions.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

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Exhibit A: Select Economic Data/Indicators

	12/31/2019 unless indicated		6/30/2020 unless indicated
GDP Growth (Estimated 2020)
U.S.	1.8%		-6.1%
Global	2.5%		-5.2%
U.S. Unemployment (%)	3.6%		11.1%[5]
Oil (WTI $/barrel)	$61		$39
Hotel Occupancy[6]
Asia Pacific	66.6%		35.8%
Europe	66.9%		31.9%
Americas	80.7%		30.6%
Middle East and Africa	64.4%		13.3%
Residential Mortgages in Forbearance	0.25%[7]		8.5%[8]
U.S. Budget Deficit (Estimated 2020)[9]	$1.0	tn	$3.7	tn
U.S. National Debt (Estimated 2020)[10]	$24.2	tn	$26.9	tn

In March, we were particularly concerned with the high COVID-19 transmission and fatality rates and what a "closed" global economy might look like. Rightly or wrongly, that influenced our judgment. Securities were on sale and we went shopping, but we could have bought even more. There is no lesson here; as presented with the same facts, we would do the same thing again. This coronavirus has delivered less death than initially anticipated, but we are far from done with it, hitting new highs in daily infections almost every day.

We never believed COVID-19 posed existential risk to the global economy, confident that we will eventually reach the other side as we always do. But we still do not know how bad things might get along the way. The world remains, as always, uncertain, though uncertainty has narrowed for now. The left tail of the probability distribution has flattened from what we expected.

Although stocks are still expensive, the portfolio was cheaper to assemble, and we believe the companies in it have more growth and better balance sheets than the stock market overall. In an uncertain world, this gives us some margin of safety, particularly since governments seem willing to do anything to resolve the crisis, including keeping interest rates low or even negative, printing money, giving money away, and making loans that can be forgiven.

5  Source: The Bureau of Labor Statistics, as of June 1, 2020.

6  Source: Statista.com. Data as of September 2019 (pre-COVID) and May 2020. https://www.statista.com/statistics/206825/hotel-occupancy-rate-by-region/.

7  Source: MBA.org. Data as of March 2, 2020. https://www.mba.org/2020-press-releases/april/mba-survey-shows-spike-in-loans-in-forbearance-service-call-volume.

8  Source: MBA.org. Data as of June 29, 2020. https://www.mba.org/2020-press-releases/june/share-of-mortgage-loans-in-forbearance-decreases-slightly-to-847.

9  Source: Congressional Budget Office April 2020. https://www.cbo.gov/publication/56020; https://www.cbo.gov/ publication/56335.Most recent 2020 estimate as of April 2020.

10  Federal Reserve Bank of St. Louis, U.S. Office of Management and Budget. 2019 year-end total debt including estimated deficit.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

In our last letter, we commented on the six headwinds faced over the last market cycle and our belief that they could become tailwinds in the near future. They are worth repeating here, though the details can be found in our first quarter commentary.

1.  Value vs growth

2.  Low volatility vs high volatility (or business quality perception differential)

3.  United States vs. international

4.  High-yield window of opportunity

5.  Cash

6.  Interest rates

Whether the stock market buying spree is driven by need (given the lack of an alternative) or greed, the result is the same. Investors are showing a willingness to look across a deep chasm and accept a sanguine view of the future for many businesses, particularly those in the tech space. However, prices for high quality businesses have not fallen to levels we might have hoped. And thanks to unprecedented U.S. government involvement in the country's corporate debt markets, high-yield bonds also have not presented the opportunity that one might have expected. This story, however, is far from written.

Portfolio discussion

Contributors to and detractors from the Fund's trailing 12-month returns are listed below.

Exhibit B: Trailing Twelve Month Contributors and Detractors11

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
TTM
Alphabet	1.31%	4.7%	American International Group	-1.33%	3.4%
Microsoft	0.89%	1.9%	Howmet Aerospace	-1.24%	2.9%
Broadcom	0.73%	2.6%	Wells Fargo & Company	-0.82%	1.6%
Charter Communications	0.70%	2.2%	Ally Financial	-0.74%	0.8%
Naspers, Prosus/Tencent	0.59%	2.4%	O-I Glass	-0.71%	0.6%
	4.22%	13.8%		-4.85%	9.3%

As is clear from the above, the Fund's investments in the tech sector have continued to outperform its more traditional value investments. While we own a number of high-quality growing businesses that trade at reasonable valuations, it seems no price is too high for some "quality" stock, and no price is too low for lower quality ones. Similarly, growth can't be expensive enough, nor value cheap enough.

11  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

We have come across a number of references made to work done by Empirical Research that identified 75 large-cap stocks with great growth characteristics. Looking back to the 1950s, that firm has not seen a period as expensive as the current — at 66 times forward price-to-earnings ("P/E") estimates, and the highest relative P/E multiple for these 75 names when compared to the rest of the large cap market. This is not to suggest that these companies are bad (although, approximately 30 percent of them do lose money).12

A lot must go right in the future for such companies to justify their current valuation. Conversely, a lot would have to go incredibly wrong for many of the value stocks that have been left behind in this bull run to prove to be unreasonable investments in the future.

Investors have found comfort in those businesses that have a less volatile earnings stream, for instance, consumer products companies selling staple goods, and have recent and seemingly great future prospects, such as a Netflix or Tesla. We believe there is better opportunity in the uncomfortable, where the short-term is more challenged but with respectable long-term prospects, like industrial, travel and leisure and hospitality, and foreign-based companies. Given the Fund's avoidance of more richly priced companies, we believe this dichotomy should position the Fund well for the future.

It is not the first time that our style of investing has been so out of favor. As shown in Exhibit C below and based on consensus earnings projections at that time, Crescent's equity portfolio has remained attractive relative to the market over the past year.13 Crescent's equity portfolio had better earnings-per-share ("EPS") and book value than the indices, while achieving higher historic and forecasted EPS growth. Over time we would expect the relationship between valuation and growth to support improved performance, but, of course, we can make no guarantees and the disconnect may continue to try our patience. Relative to the indices, Crescent's equity holdings continue to trade at a significant discount on forward P/E and Price/Book. One might suggest that the growth rate of the companies held by the Fund is lower, but as you can see in Exhibit C, both the trailing and forecasted consensus 3-year EPS growth is higher than the market. There are a number of puts and takes that make these Wall Street consensus numbers far from precise, but directionally, suggests that Crescent's equity portfolio is (and has been) less expensive than the market and the earnings growth potential of its underlying companies is at least as good if not better than the market as one looks through the economic cycle.

12  Source: Empirical Research Partners ("ERP"), National Bureau of Economic Research. ERP categorized a group of 75 U.S. large-capitalization ("cap") stocks that have faster and stronger growth credentials than the rest of the U.S. large-cap universe (830 companies) as 'Big Growers'. Their analysis covered the period January 1, 1952 through June 8, 2020. Trailing P/E analysis showed the Big Growers, as an equally weighted group, currently trade at a relative (to the universe) trailing P/E ratio higher than anything seen since 1952. Forward P/E is the average of the Forward P/E's for the 75 firms as of July 22, 2020. Forward P/E's are estimates and subject to change.

13  References to Crescent's "equity portfolio" refers to the Fund's long equity holdings. Please refer to Footnote 1 for definition of long equity holdings. The long equity segment average weight in the Fund was 70.2% and 69.2% for Q2 2020 and YTD through 6/30/20, respectively. Long equity portfolio statistics noted herein do not represent the results that the Fund or an investor can or should expect to receive.

  Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit C: FPA Crescent Long Equity Holding Valuation and Earnings Growth vs Stock Market14

	Price/Earnings 1 Year Forward		Price/Book
	6/30/2019	6/30/2020	6/30/2019	6/30/2020
FPA Crescent — Equity Portfolio	12.7	19.3	1.5	1.3
S&P 500	18.1	24.9	3.3	3.5
MSCI ACWI	16.2	21.9	2.3	2.3
	3-Year Historic EPS Growth		3-Year Forecasted EPS Growth
	6/30/2019	6/30/2020	6/30/2019	6/30/2020
FPA Crescent — Equity Portfolio	22.3%	13.6%	14.0%	18.9%
S&P 500	11.8%	6.5%	9.8%	10.6%
MSCI ACWI	11.2%	3.5%	9.7%	11.1%

We remain intent on preserving capital and purchasing power over time, though we acknowledge that the Fund's current risk exposure represents a greater concern for the former. We can understand why price volatility and increased equity exposure may feel incompatible with this goal, but we think that it makes sense to increase the Fund's exposure to an equity portfolio with the characteristics of Crescent as depicted above. We continue to like the optionality of cash, but given the increase of the global money supply and an expressed commitment by central bankers to hold rates near zero, we are reluctant to hold too much dry powder.

If we consider the equity portfolio as depicted in Exhibit C, it trades at a 5.2% earnings yield (earnings/price) on depressed COVID numbers. Assuming the consensus earnings growth of 18.9% over the next three years, then the prospective earnings yield will have increased to 8.8%.15 If we then assume a more pedestrian 4% growth for the rest of the decade, our equity portfolio would trade at 11.5% yield in Year 10, and we will have earned a 2.2% dividend along the way, or approximately 20% of your capital, assuming no increase in dividends. If instead one were to buy a 10-year bond at 0.66% yield, in 10 years you'd have collected 6.6% of your capital pre-tax and have the option to reinvest in whatever the opportunity set might be at the time. Framed over the

14  Source: CapIQ, Factset, Bloomberg, FPA calculations. 3-Year Forecasted EPS Growth is based on FPA calculations using consensus data from CapIQ, Factset and Bloomberg. Comparison to the S&P 500 and MSCI ACWI Indices is being used as a representation of the "market" and is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Long equity statistics noted herein do not represent the results that the Fund or an investor can or should expect to receive. Forward looking statistics are estimates and subject to change.

15  Source: CapIQ, Factset, Bloomberg, FPA calculations. As of June 30, 2020. The earnings yield refers to the earnings per share for the most recent 12-month period divided by the current market price per share.

  Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

long-term, the Crescent equity portfolio's earnings and dividend yields appear superior to the bond and cash markets. So we have chosen to accept a bit more volatility in exchange for the opportunity for a better longer-term return on capital. We believe when global economies recover, investors will appreciate the merits of many of these unloved companies with deeply discounted valuations compared to the market. People will again stay in hotels, and Marriott will be there to accommodate them. The cruise industry will not disappear, as vacationers will once again set sail (though the industry could suffer more than the hotel business). During the downturn we therefore established a position in Marriott stock but opted to retain our perch atop the capital structure in the cruise industry, purchasing senior secured loans of Carnival Cruises and Royal Caribbean at close to 12 percent yields.

For the most part, our more significant 2020 purchases were in companies hurt in this economic downturn, in many cases quite severely. Expectations have changed, but prices sank much more than those expectations changed. Looking toward an eventual economic recovery, we believe these recent investments — LG Corp, Swire Pacific, Booking Holdings, Marriott International, NXP Semiconductors, Compagnie Financiere Richemont and Wabtec (formerly Westinghouse Brake Technologies), complemented by additions to many of the Fund's existing holdings — will fare quite well and once again return to investor's favor.

Whenever possible, we have traded lower quality businesses for higher quality ones for which growth, even if cyclical, should hopefully ensure a prosperous future. Owning higher quality businesses gives us the comfort to invest more over this next decade than previously.

30,000' View

We believe that irrational behavior has once again entered pockets of the market. We also believe that the Fund owns good businesses at good prices, though their stock prices appear dwarfed at the moment by the unnaturally levitating shares of businesses with unproven operating models.

Faith-based investing has a checkered history, whether it be blind faith in a charismatic CEO or in central bankers around the world. Having set zero-bound interest rates in most parts, central banks have successfully forced the move into riskier assets — but that has failed to translate into real economic growth. Those who started with an investment portfolio are generally wealthier, while those who did not are generally worse off. Central bankers have spiked the Kool-Aid punch bowl, widening by fiat the gap between the Haves and Have Nots.

Negative interest rates take money away from savers and lenders and give it to borrowers and investors, including speculators. In one shocking example, LVMH Moët Hennessy — Louis Vuitton SE ("LVMH") acquired Tiffany for $16 billion, selling $10 billion of bonds to finance its purchase. Even the longest maturity of the bonds it sold, a tranche with an 11-year maturity, promised a yield of just 0.43%. As if that wasn't stunning enough, the European Central Bank has snapped up about 20 percent of European bond issues that meet certain qualifications, which this new LVMH debt appears to meet. Two of the five LVMH tranches denominated in Euros were even sold with negative yields — in other words, the holders of these bonds are literally paying Berrnard Arnault, LVMH's largest shareholder and the richest man in a country with historically left liberal leanings, to buy into a foreign-based luxury brand at a time when Covid-19 has vastly diminished consumer appetites. It's no wonder we have found so few high yield bonds to put into our portfolio.

When money costs almost nothing, or even less than nothing, it perverts price discovery. If there is no cost of capital, then one theoretically can pay an infinite price for assets, which creates a difficult backdrop for investors such as ourselves who insist on a margin of safety.

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LETTER TO SHAREHOLDERS

(Continued)

The U.S. Federal Reserve and European Central Bank are doing their best to inhibit what should have been (and might hopefully still be) a historic opportunity to buy high-yield debt. But investors thirsty for yield, coupled with central bank purchase of high-yielding corporate bonds, has propped prices up at higher levels than they otherwise would be.

The pandemic has brought the global economy to its knees. How long it will take the economy to reopen and what the world might look like when the economy does revive remains in question. We believe there will be no high interest rates in the years to come. Governments have an imperative to keep rates low, if for no other reason than minimizing budget damage. As a result, a portfolio light on risk assets might be disadvantageous.

Crisis foments change, and a new economic order can translate into a new social order. Currently, there is movement in the United States to establish greater equality, racially and financially. The coming U.S. elections are a cipher at this point. It's impossible to know which presidential candidate will win or what the ramifications might be if one were to remain in office or the other were to take over. We think the more significant variable could be the Senate races. If the Senate were to flip to the Democrats, we can expect higher personal and corporate taxes together with more generous and costly social programs — and an attendant increase in Federal deficits and the U.S. national debt. This would likely put an even more significant crimp in our economy, and we don't think the markets yet appreciate that. That, along with more attractive valuations outside the United States, further supports our continuing investment overseas.

Summary

We believe what one pays for a business shall guide returns. We will continue to prudently manage your portfolio.

None of us have seen anything like this, with so many businesses closed, people afraid to leave their homes, necessary socialization hijacked, and the loss of life. As Frodo said in J.R.R. Tolkien's The Fellowship of the Ring, "I wish it need not have happened in my time."

"So do I," replied Gandalf, "and so do all who live to see such times. But that is not for them to decide. All we have to decide is what to do with the time that is given us."

We wish everyone as well as can be during these extraordinary times.

Respectfully submitted,

Steven Romick
Co-Portfolio Manager

July 30, 2020

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

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made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This presentation does not constitute an investment management agreement or offering circular.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The return of principal in a bond investment is not guaranteed. Bonds have issuer, interest rate, inflation and credit risks. Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value. Lower rated bonds, callable bonds and other types of debt obligations involve greater risks. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities can be volatile and subject to much higher instances of default. Derivatives may increase volatility.

Value securities, including those selected by the Fund's portfolio managers, are subject to the risk that their intrinsic value may never be realized by the market because the market fails to recognize what the portfolio managers consider to be their true business value or because the portfolio managers have misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

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LETTER TO SHAREHOLDERS

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In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. As of December 2019, it covers more than 3,000 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

60% S&P500/ 40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Other Definitions

Dividend Yield, expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Earnings Per Share Growth is defined as the percentage change in normalized earnings per share over the previous 12-month period to the latest year end.

Earnings Yield refers to the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield (which is the inverse of the P/E ratio) shows the percentage of how much a company earned per share.

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FPA CRESCENT FUND
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(Continued)

Forward Price to Earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Long Equity Performance represents the performance of stocks that the Fund owned over the given time periods and excludes the long equity portion of a pair trade, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents.

Market Cycles, also known as stock market cycles, is a wide term referring to trends or patterns that emerge during different markets or business environments.

Net Risk Exposure is a measure of the extent to which a fund's trading book is exposed to market fluctuations. In regards to the Fund, it is the percent of the portfolio exposed to Risk Assets.

Price to Book is used to compare a firm's market capitalization to its book value. It's calculated by dividing the company's stock price per share by its book value per share (BVPS). An asset's book value is equal to its carrying value on the balance sheet, and companies calculate it netting the asset against its accumulated depreciation.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

Return on Capital measures the return an investment generates for capital contributors, i.e. bondholders/stockholders. It indicates how effective a company is at turning capital into profits.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies, but does not include cash and cash equivalents.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

10

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

11

FPA CRESCENT FUND

PORTFOLIO SUMMARY

June 30, 2020 (Unaudited)

Common Stocks		70.8%
Internet Media	13.0%
Semiconductor Devices	6.6%
Cable & Satellite	5.8%
Cement & Aggregates	3.5%
Banks	3.3%
Industrial Distribution & Rental	3.1%
P&C Insurance	3.1%
Diversified Banks	3.0%
Electrical Components	2.5%
Investment Companies	2.4%
Institutional Brokerage	2.4%
Infrastructure Software	1.9%
Internet Based Services	1.7%
Midstream — Oil & Gas	1.6%
Base Metals	1.5%
Computer Hardware & Storage	1.5%
Insurance Brokers	1.3%
Commercial & Residential Building Equipment & Systems	1.3%
Application Software	1.3%
Specialty Chemicals	1.3%
Railroad Rolling Stock	1.3%
Medical Equipment	1.1%
Wealth Management	1.0%
Apparel, Footwear & Accessory Design	0.8%
Hotels, Restaurants & Leisure	0.8%
Telecom Carriers	0.8%
E-Commerce Discretionary	0.7%
Aircraft & Parts	0.7%
Real Estate Owners & Developers	0.5%
Food & Drug Stores	0.5%
Integrated Utilities	0.3%
Marine Shipping	0.2%
Closed End Fund		1.0%
Limited Partnerships		1.5%
Preferred Stocks		1.1%
Bonds & Debentures		22.0%
U.S. Treasuries	15.4%
Municipals	2.8%
Corporate Bank Debt	2.0%
Corporate Bonds & Notes	1.7%
Asset-Backed Securities	0.1%
Short-term Investments		3.9%
Securities Sold Short		(2.9)%
Other Assets And Liabilities, Net		2.6%
Net Assets		100.0%

12

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS

June 30, 2020
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 13.0%
Alphabet, Inc. (Class A)(a)	201,028	$285,067,755
Alphabet, Inc. (Class C)(a)	176,922	250,098,709
Baidu, Inc. (ADR) (China)(a)	1,507,799	180,770,022
Facebook, Inc. (Class A)(a)(b)	1,133,000	257,270,310
Naspers, Ltd. (N Shares) (South Africa)	1,150,335	211,408,901
Prosus NV (Netherlands)(a)	1,160,627	107,889,976
		$1,292,505,673
SEMICONDUCTOR DEVICES — 6.6%
Analog Devices, Inc.	2,322,564	$284,839,249
Broadcom, Inc.	978,635	308,866,992
NXP Semiconductors NV (Netherlands)	568,891	64,876,330
		$658,582,571
CABLE & SATELLITE — 5.8%
Charter Communications, Inc. (Class A)(a)(b)	486,346	$248,055,914
Comcast Corp. (Class A)(b)	8,462,115	329,853,243
		$577,909,157
CEMENT & AGGREGATES — 3.5%
HeidelbergCement AG (Germany)	1,863,006	$99,729,911
LafargeHolcim Ltd. (Switzerland)(a)	5,751,110	253,371,028
		$353,100,939
BANKS — 3.3%
CIT Group, Inc.(b)(c)	5,226,101	$108,337,074
Signature Bank	731,980	78,263,302
Wells Fargo & Co.	5,531,767	141,613,235
		$328,213,611
INDUSTRIAL DISTRIBUTION & RENTAL — 3.1%
Bureau Veritas SA (France)(a)	1,069,830	$22,690,493
GEA Group AG (Germany)	1,017,395	32,290,335
Howmet Aerospace, Inc.	9,476,102	150,196,217
LG Corp. (South Korea)	1,772,486	105,784,108
		$310,961,153
P&C INSURANCE — 3.1%
American International Group, Inc.(b)	9,755,406	$304,173,559
DIVERSIFIED BANKS — 3.0%
Bank of America Corp.	4,008,111	$95,192,636
Citigroup, Inc.	4,033,295	206,101,375
		$301,294,011

13

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
ELECTRICAL COMPONENTS — 2.5%
TE Connectivity, Ltd. (Switzerland)	2,995,470	$244,280,578
INVESTMENT COMPANIES — 2.4%
Groupe Bruxelles Lambert SA (Belgium)	2,830,088	$237,048,340
INSTITUTIONAL BROKERAGE — 2.4%
Jefferies Financial Group, Inc.(b)(c)	15,093,320	$234,701,126
INFRASTRUCTURE SOFTWARE — 1.9%
Microsoft Corp.	944,218	$192,157,805
INTERNET BASED SERVICES — 1.7%
Booking Holdings, Inc.(a)	106,096	$168,940,905
MIDSTREAM — OIL & GAS — 1.6%
Kinder Morgan, Inc.(b)	10,664,948	$161,787,261
BASE METALS — 1.5%
Glencore plc (Switzerland)(a)	71,849,910	$153,055,015
COMPUTER HARDWARE & STORAGE — 1.5%
Dell Technologies (C Shares)(a)	2,722,000	$149,546,680
INSURANCE BROKERS — 1.3%
Aon plc (Class A) (Britain)	696,227	$134,093,320
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 1.3%
Otis Worldwide Corp.	870,269	$49,483,495
Samsung C&T Corp. (South Korea)	859,404	83,600,261
		$133,083,756
APPLICATION SOFTWARE — 1.3%
Epic Games, Inc.(a)(d)(e)(f)	33,130	$19,049,750
Nexon Co. Ltd. (Japan)	4,952,100	111,701,695
		$130,751,445
SPECIALTY CHEMICALS — 1.3%
Univar Solutions, Inc.(a)	7,632,838	$128,689,649

14

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
RAILROAD ROLLING STOCK — 1.3%
Westinghouse Air Brake Technologies Corp.	2,162,605	$124,501,170
MEDICAL EQUIPMENT — 1.1%
Olympus Corp. (Japan)	5,794,100	$111,550,851
WEALTH MANAGEMENT — 1.0%
LPL Financial Holdings, Inc.	1,252,149	$98,168,482
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.8%
Cie Financiere Richemont SA (Switzerland)	1,260,768	$81,319,933
HOTELS, RESTAURANTS & LEISURE — 0.8%
Marriott International, Inc. (Class A)	921,818	$79,027,457
TELECOM CARRIERS — 0.8%
SoftBank Group Corp. (Japan)	1,522,000	$76,750,891
E-COMMERCE DISCRETIONARY — 0.7%
Alibaba Group Holding Ltd. (ADR) (China)(a)	328,555	$70,869,313
AIRCRAFT & PARTS — 0.7%
Meggitt plc (Britain)	19,162,851	$69,797,971
REAL ESTATE OWNERS & DEVELOPERS — 0.5%
Swire Pacific Ltd. (Class A) (Hong Kong)	10,152,602	$53,958,772
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,452,760	$52,908,724
INTEGRATED UTILITIES — 0.3%
PG&E Corp.(a)	3,585,220	$31,800,901
MARINE SHIPPING — 0.2%
Sound Holding FP (Luxembourg)(a)(c)(d)(e)(f)(g)	1,146,250	$20,466,414
TOTAL COMMON STOCKS — 70.8% (Cost $6,024,074,122)		$7,065,997,433

15

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

CLOSED END FUND — 1.0%	Shares or Principal Amount	Fair Value
Altaba Escrow(d)(e)(f)(Cost $0)	4,756,180	$97,501,690
LIMITED PARTNERSHIPS
FPS LLC (Marine Shipping)(c)(d)(e)(f)(g)	1,057,447	$57,628,801
FPS Shelby Holding I LLC(c)(d)(e)(f)(g)	102,899	8,746,444
GACP II LP (Credit)(d)(e)(f)	958,312	45,984,593
U.S. Farming Realty Trust, L.P. (Real Estate)(c)(d)(e)(f)	350,000	27,657,099
U.S. Farming Realty Trust II, L.P. (Real Estate)(d)(e)(f)	120,000	8,270,156
TOTAL LIMITED PARTNERSHIPS — 1.5% (Cost $188,553,240)		$148,287,093
PREFERRED STOCKS
AUTOMOBILES — 0.9%
Porsche Automobil Holding SE (Germany)	1,539,070	$89,140,923
INDUSTRIALS — 0.2%
General Electric Co., 5.00% 12/29/2049(h)	28,026,000	$22,002,291
TOTAL PREFERRED STOCKS — 1.1% (Cost $110,217,470)		$111,143,214
BONDS & DEBENTURES
ASSET-BACKED SECURITY — 0.1%
MARINE SHIPPING — 0.1%
Kamsarmax Shipping — 11.000% 7/31/2020(d)(e)(f)(Cost $6,847,314)	$6,847,314	$6,847,314
CORPORATE BONDS & NOTES
COMMUNICATIONS — 0.1%
Uber Technologies, Inc. — 8.000% 11/1/2026(i)	$7,066,000	$7,171,990
CONSUMER, CYCLICAL — 0.9%
Carnival Corp. — 11.500% 4/1/2023(i)	$30,383,000	$32,813,640
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(i)	61,108,000	63,552,320
		$96,365,960
ENERGY — 0.2%
California Resources Corp. — 6.000% 11/15/2024	$2,171,000	$21,710
California Resources Corp. 2nd Lien — 8.000% 12/15/2022(i)	30,851,000	1,234,040
Gulfport Energy Corp. — 6.000% 10/15/2024	18,209,000	9,468,680

16

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Gulfport Energy Corp. — 6.375% 5/15/2025	$8,822,000	$4,368,258
Gulfport Energy Corp. — 6.375% 1/15/2026	9,128,000	4,392,850
Gulfport Energy Corp. — 6.625% 5/1/2023	9,417,000	5,556,030
		$25,041,568
INDUSTRIAL — 0.5%
Bombardier, Inc. — 7.450% 5/1/2034(i)	$5,800,000	$3,538,000
Bombardier, Inc. — 7.500% 3/15/2025(i)	66,677,000	43,513,410
		$47,051,410
TOTAL CORPORATE BONDS & NOTES — 1.7% (Cost $194,500,970)		$175,630,928
CORPORATE BANK DEBT
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 2.750% 9/19/2025(e)(h)	$17,242,393	$16,811,334
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 2.421% 2/7/2024(e)(h)	21,837,000	21,018,112
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 2.671% 1/2/2026(e)(h)	14,242,000	13,779,135
Hall of Fame TL, 11.000% — 12.000% 10/31/2020(d)(e)(f)	9,568,600	8,133,310
McDermott International Inc. 1M USD LIBOR + 9.000% — 9.794% 10/21/2020(e)(h)	20,989,296	20,779,403
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023(e)(h)	10,089,206	250,562
McDermott Technolgy Americas, Inc., 3M USD LIBOR + 9.000% — 10.000% 10/21/2020(e)(h)	7,744,573	7,667,127
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.5000% PIK — 6.350% 5/4/2023(e)(h)	64,586,000	15,187,012
McDermott Technology Americas, Inc., 1M USD LIBOR + 6.000% PIK — 6.350% 5/9/2025(e)(h)	144,246,534	48,322,589
McDermott Technology Americas, Inc. — 3M USD LIBOR + 0.000% + 10.627% 10/23/2020(e)(h)	45,270,878	(452,709)
MEC Filo TL 1, 9.500% — 11.500% 2/12/2021(d)(e)(f)	24,383,430	20,725,915
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021(e)(h)	1,000,000	617,925
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 1.924% 4/29/2023(e)(h)	33,325,000	32,491,875
TOTAL CORPORATE BANK DEBT — 2.0% (Cost $264,719,643)		$205,331,590

17

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

MUNICIPALS	Principal Amount	Fair Value
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.000% 7/1/2035	$111,230,000	$66,738,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	14,889,960
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.250% 7/1/2029	5,198,000	5,405,920
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.000% 7/1/2047	14,655,000	15,204,562
Puerto Rico Public Buildings Authority Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.250% 7/1/2042	54,920,000	38,032,100
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2024(j)	2,175,000	1,959,718
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2027(j)	4,153,000	3,418,127
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2029(j)	4,047,000	3,089,358
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.0000% 7/1/2031(j)	5,216,000	3,672,325
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2033(j)	5,871,000	3,795,191
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2046(j)	55,871,000	15,758,416
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2051(j)	45,515,000	9,239,090
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.3290% 7/1/2040	22,112,000	22,214,379
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.500% 7/1/2034	4,298,000	4,476,668
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.536% 7/1/2053	662,000	670,824
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.550% 7/1/2040	2,177,000	2,219,451
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.750% 7/1/2053	15,968,000	16,409,675
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.784% 7/1/2058	8,865,000	9,140,258
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 5.000% 7/1/2058	40,380,000	42,219,309
TOTAL MUNICIPALS — 2.8% (Cost $181,604,303)		$278,553,331

18

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

U.S. TREASURIES	Principal Amount	Fair Value
U.S. Treasury Bills — 0.091% 7/2/2020(j)	$110,000,000	$109,999,285
U.S. Treasury Bills — 0.238% 7/9/2020(j)	35,000,000	34,998,982
U.S. Treasury Bills — 0.112% 7/14/2020(j)	50,000,000	49,997,360
U.S. Treasury Bills — 0.078% 7/16/2020(j)	50,000,000	49,996,915
U.S. Treasury Bills — 0.079% 7/21/2020(j)	70,000,000	69,994,309
U.S. Treasury Bills — 0.096% 7/23/2020(j)	70,000,000	69,994,057
U.S. Treasury Bills — 0.106% 7/28/2020(j)	70,000,000	69,993,049
U.S. Treasury Bills — 0.110% 8/4/2020(j)	70,000,000	69,990,263
U.S. Treasury Bills — 0.111% 8/6/2020(j)	50,000,000	49,993,010
U.S. Treasury Bills — 0.122% 8/11/2020(j)	90,000,000	89,986,104
U.S. Treasury Bills — 0.143% 8/13/2020(j)	95,000,000	94,984,268
U.S. Treasury Bills — 0.120% 8/18/2020(j)	54,000,000	53,990,275
U.S. Treasury Bills — 0.155% 8/20/2020(j)	54,000,000	53,989,659
U.S. Treasury Bills — 0.131% 8/25/2020(j)	54,000,000	53,988,433
U.S. Treasury Bills — 0.110% 8/27/2020(j)	125,000,000	124,972,712
U.S. Treasury Bills — 0.148% 9/1/2020(j)	50,000,000	49,980,170
U.S. Treasury Bills — 0.158% 9/3/2020(j)	50,000,000	49,986,280
U.S. Treasury Bills — 0.132% 9/8/2020(j)	65,000,000	64,981,735
U.S. Treasury Bills — 0.139% 9/10/2020(j)	65,000,000	64,982,229
U.S. Treasury Bills — 0.127% 9/24/2020(j)(k)	50,000,000	49,983,190
U.S. Treasury Bills — 0.128% 10/15/2020(j)	110,000,000	109,948,388
U.S. Treasury Notes — 2.625% 7/31/2020(j)	100,000,000	100,209,650
TOTAL U.S. TREASURIES — 15.4% (Cost $1,536,857,603)		$1,536,940,323
TOTAL BONDS & DEBENTURES — 22.0% (Cost $2,184,529,833)		$2,203,303,486
TOTAL INVESTMENT SECURITIES — 96.4% (Cost $8,507,374,665)		$9,626,232,916
SHORT-TERM INVESTMENTS
Apple, Inc. — 0.101% 7/20/2020	$40,000,000	$39,997,889
Exxon Mobil Corp. — 0.132% 7/31/2020	75,000,000	74,991,875
General Electric Co.
— 0.274% 7/7/2020	40,000,000	39,998,200
— 0.274% 7/15/2020	40,000,000	39,995,800
— 0.284% 7/17/2020	30,000,000	29,996,267
— 0.284% 7/24/2020	10,000,000	9,998,211
Johnson & Johnson — 0.101% 8/7/2020	40,000,000	39,995,889

19

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
Nestle Cap Corp.
— 0.071% 7/22/2020(i)	$40,000,000	$39,998,367
— 0.081% 7/6/2020(i)	25,000,000	24,999,722
Roche Holding, Inc.
— 0.091% 7/1/2020(i)	25,000,000	25,000,000
— 0.101% 7/17/2020(i)	20,000,000	19,999,111
State Street Bank Repurchase Agreement — 0.00% 7/1/2020 (Dated 06/30/2020, repurchase price of $6,556,000, collateralized by $6,164,400 principal amount U.S. Treasury Notes — 2.63% 2023, fair value $6,687,172)(k)	6,556,000	6,556,000
TOTAL SHORT-TERM INVESTMENTS — 3.9% (Cost $391,527,331)		$391,527,331
TOTAL INVESTMENTS — 100.3% (Cost $8,898,901,996)		$10,017,760,247
SECURITIES SOLD SHORT — (2.9)%
COMMON STOCKS SOLD SHORT — (2.0)%
Financial Select Sector SPDR Fund	(5,206,957)	(120,488,985)
Softbank Corp. (Japan)	(1,443,159)	(18,394,843)
Volkswagen AG (Preference Shares) (Germany)	(408,519)	(62,094,872)
WW Grainger, Inc.	(13,425)	(4,217,598)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(185,133,002))		$(205,196,298)
CORPORATE BONDS & NOTES SOLD SHORT — (0.9)%
Dell International LLC / EMC Corp. — 7.125% 6/15/2024(i)	$(17,417,000)	$(18,021,152)
Gray Television, Inc. — 5.125% 10/15/2024(i)	(21,837,000)	(21,624,089)
Gray Television, Inc. — 5.875% 7/15/2026(i)	(14,242,000)	(14,170,790)
Western Digital Corp. — 4.750% 2/15/2026	(33,325,000)	(34,408,063)
TOTAL CORPORATE BONDS & NOTES SOLD SHORT (Proceeds $(87,979,733))		$(88,224,094)
TOTAL SECURITIES SOLD SHORT (Proceeds $(273,112,735))		$(293,420,392)
Other Assets and Liabilities, net — 2.6%		260,735,081
NET ASSETS — 100.0%		$9,985,074,936

20

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

(a)  Non-income producing security.

(b)  As of June 30, 2020, investments with a value of $1,298,193,000 were fully or partially segregated with the broker(s)/custodian as collateral for short option contracts.

(c)  Affiliated Security.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Restricted securities. These restricted securities constituted 5.07% of total net assets at June 30, 2020, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(f)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 3.21% of total net assets at June 30, 2020.

(g)  Controlled company.

(h)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2020. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(j)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(k)  Security pledged as collateral (See Note 9 of the Notes to Financial Statements).

21

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	2/15/2023	Barclays Bank PLC	$4,776,000,000	$1,265,640	$1,241,760
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	2/22/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,241,760
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	3/01/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,289,520
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	3/08/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,289,520
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	2/15/2023	Goldman Sachs International	9,204,500,000	2,531,237	2,669,305
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	2/22/2023	Goldman Sachs International	9,204,500,000	2,531,238	2,761,350
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	3/01/2023	Goldman Sachs International	9,204,500,000	2,531,237	2,761,350

22

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	3/08/2023	Goldman Sachs International	$9,204,500,000	$ 2,531,238	$2,761,350
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	2/15/2023	Morgan Stanley	5,062,500,000	1,265,625	810,000
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	2/22/2023	Morgan Stanley	5,062,500,000	1,265,625	810,000
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	3/01/2023	Morgan Stanley	5,062,500,000	1,265,625	860,625
Call — CMS Cap Swap(d)(e)	Receive	Maximum of 0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04	0.04%	3/08/2023	Morgan Stanley	5,062,500,000	1,265,625	860,625
Call — CMS Cap Swap(d)(e)	Receive	3-Month USD-LIBOR	2.89%	1/11/2029	Morgan Stanley	72,866,628	3,563,250	415,194
							$23,813,260	$19,772,359

Written Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put — CMS Floor Swap (d)(e)	Pay	3-Month USD-LIBOR	2.55%	1/11/2029	Morgan Stanley	$(72,866,628)	$(3,563,250)	$(13,358,347)

23

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

Equity Options

Description	Exercise Price	Expiration Date	Counterparty	Number of Contracts	Notional Amount	Premium	Fair Value
Put — VMware, Inc. (d)(e)	$105	01/21/2022	JP Morgan	12,527	$1,252,700	$16,731,876	$12,965,445
Call — VMware, Inc. (d)(e)	200	01/21/2022	JP Morgan	(9,173)	(917,300)	(12,141,641)	(11,512,115)
						$4,590,235	$1,453,330

Swap Agreements outstanding as of June 30, 2020 were as follows:

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(e)	Q	1.00%	6/20/2024	Barclays Bank PLC	$7,682,605	$171,187	$231,562	$(60,375)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(e)	Q	1.00%	6/20/2024	Goldman Sachs International	29,846,904	642,113	898,556	(256,443)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(e)	Q	1.00%	12/20/2024	Goldman Sachs International	4,801,628	157,718	136,609	21,109
Dell Inc. 7.1% Bonds due 4/15/2028(d)(e)	Q	1.00%	6/20/2024	Morgan Stanley	17,362,671	312,781	485,979	(173,198)
						$1,283,799	$1,752,706	$(468,907)

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)  The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

24

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/26/2014, 09/29/2014, 09/30/2014, 10/03/2014, 10/06/2014, 10/07/2014, 08/28/2015, 11/01/2016, 11/02/2016, 11/03/2016	$—	$97,501,690	0.97%
CDS USD R V 03MEVENT	09/12/2019, 10/10/2019	231,562	171,187	0.00%
0DS USD R V 03MEVENT	09/09/2019, 09/10/2019, 09/17/2019, 10/01/2019, 10/10/2019, 10/11/2019, 10/15/2019	898,556	642,113	0.01%
CDS USD R V 03MEVENT	11/01/2019	136,609	157,718	0.00%
CDS USD R V 03MEVENT	09/05/2019, 10/15/2019, 10/17/2019	485,979	312,781	0.00%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 2/15/2023	02/26/2020	1,265,640	1,241,760	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 2/22/2023	02/26/2020	1,265,640	1,241,760	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 3/1/2023	02/26/2020	1,265,640	1,289,520	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 3/8/2023	02/26/2020	1,265,640	1,289,520	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 2/15/2023	02/26/2020	2,531,238	2,669,305	0.03%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 2/22/2023	02/26/2020	2,531,238	2,761,350	0.03%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 3/1/2023	02/26/2020	2,531,237	2,761,350	0.03%

25

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 3/8/2023	02/26/2020	$2,531,237	$2,761,350	0.03%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 2/15/2023	02/26/2020	1,265,625	810,000	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 2/22/2023	02/26/2020	1,265,625	810,000	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 3/1/2023	02/26/2020	1,265,625	860,625	0.01%
CMS CAP SWAPTION 2.550 MAR23 2.550 CALL Morgan Stanley 2.550% 3/8/2023	02/26/2020	1,265,625	860,625	0.01%
CMS CAP SWAPTION 2.890 JAN29 2.890 CALL Morgan Stanley 2.890% 1/11/029	01/09/2019	3,563,250	415,194	0.00%
CMS FLOOR SWAPTION 2.550 JAN29 2.550 PUT Morgan Stanley 2.550% 1/11/2029	01/09/2019	(3,563,250)	(13,358,347)	(0.13)%
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 2.750% 9/19/2025	09/23/2019, 09/27/2019, 10/03/2019, 10/04/2019, 02/19/2020	17,322,047	16,811,334	0.17%
Epic Games, Inc..	06/25/2020	19,049,750	19,049,750	0.19%
FPS LLC	10/17/2018, 12/10/2018, 12/17/2018, 01/28/2019, 02/28/2019, 03/22/2019, 03/26/2019, 04/08/2019, 04/24/2019, 05/03/2019, 05/15/2019, 06/28/2019, 07/27/2019, 10/18/2019, 02/03/2020, 03/02/2020, 03/09/2020, 04/09/2020, 05/29/2020	95,713,502	57,628,801	0.57%

26

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
FPS Shelby Holding I LLC	02/04/2020, 03/26/2020	$10,289,934	$8,746,444	0.09%
GACP II LP	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 06/21/2018, 06/28/2018, 11/27/2018, 02/01/2019, 07/22/2019, 09/30/2019, 01/17/2020	45,751,331	45,984,593	0.46%
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 2.421% 2/7/2024	06/13/2019, 06/14/2019, 06/18/2019, 06/21/2019, 07/19/2019	21,837,928	21,018,112	0.21%
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 2.671% 1/2/2026	06/18/2019, 06/20/2019, 08/23/2019, 02/24/2020	14,269,481	13,779,135	0.14%
Hall of Fame TL, Fixed 11.000% — 12.000% 10/31/2020	03/20/2018	9,568,600	8,133,310	0.08%
Kamsarmax Shipping — 11.00% 6/30/2020	09/08/2015, 6/07/2017, 09/08/2017	6,847,315	6,847,315	0.07%
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023	11/12/2019	973,079	250,562	0.00%
McDermott International Inc. 1M USD LIBOR + 9.000% — 9.794% 10/21/2020	04/16/2020, 04/22/2020, 10/31/2019	20,989,296	20,779,403	0.21%
McDermott Technology Americas, Inc. — 3M USD LIBOR + 0.000% + 10.627% 10/23/2020	02/28/2020	(1,265,474)	(452,709)	0.00%

27

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 1M USD LIBOR + 6.000% PIK — 6.350% 5/9/2025	09/19/2019, 09/23/2019, 09/25/2019, 09/26/2019, 10/24/2019, 10/29/2019, 10/31/2019, 11/01/2019, 11/04/2019, 11/05/2019, 11/13/2019, 11/14/2019, 11/15/2019, 11/22/2019, 11/26/2019	$87,471,295	$48,322,589	0.48%
McDermott Technolgy Americas, Inc., 3M USD LIBOR + 9.000% — 10.000% 10/21/2020	10/31/2020, 02/03/2020, 04/22/2020, 06/30/2020	7,563,535	7,667,127	0.08%
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.5000% PIK — 6.350% 5/4/2023	09/27/2019, 09/30/3019, 10/04/2019, 11/12/2019	27,825,587	15,187,012	0.15%
MEC Filo TL 1, 9.500% — 11.500% 2/12/2021	06/29/2018, 10/31/2019, 11/07/2019	24,333,430	20,725,915	0.21%
Sound Holding FP	10/07/2013	68,546,025	20,466,414	0.20%
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021	03/04/2020	824,138	617,925	0.01%
U.S. Farming Realty Trust, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	26,888,976	27,657,099	0.28%

28

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
U.S. Farming Realty Trust II, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	$9,909,497	$8,270,156	0.08%
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 1.924% 4/29/2023	06/18/2019, 06/20/2019, 06/28/2019, 07/09/2019, 07/10/2019, 07/11/2019, 07/15/2019, 01/27/2020, 02/27/2020	32,985,190	32,491,875	0.33%
VMWare Inc. JAN22 200 CALL	09/05/2019, 09/06/2019, 09/09/2019	(12,141,641)	(11,512,115)	(0.12)%
VMWare Inc. JAN22 105 PUT	09/05/2019, 09/06/2019, 09/09/2019	16,731,876	12,965,445	0.13%
TOTAL RESTRICTED SECURITIES		$574,287,313	$506,634,993	5.07%

See accompanying Notes to Financial Statements.

29

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $7,886,571,326)	$9,168,695,958
Investments in affiliates — at fair value (identified cost $624,629,184)	457,536,958
Short-term investments — at amortized cost (maturities 60 days or less)	391,527,331
Swaps, at fair value (cost $1,752,706)	1,283,799
Purchased options, at value (premiums received $40,545,136)	32,737,804
Due from broker	283,515,203
Cash	69,167,613
Foreign currencies at value (identified cost $23)	23
Receivable for:
Dividends and interest	20,492,324
Investment securities sold	4,552,927
Capital Stock sold	2,824,593
Prepaid expenses and other assets	8,789,327
Total assets	10,441,123,860
LIABILITIES
Securities sold short, at fair value (proceeds $273,112,735)	293,420,392
Written options, at value (premiums received $15,704,891)	24,870,462
Payable for:
Investment securities purchased	87,575,905
Capital Stock repurchased	26,592,561
Due to broker — OTC derivatives collateral	12,135,140
Advisory fees	8,221,874
Accrued expenses and other liabilities	3,232,590
Total liabilities	456,048,924
NET ASSETS	$9,985,074,936
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 332,887,731 outstanding shares	$8,586,594,938
Distributable earnings	1,398,479,998
NET ASSETS	$9,985,074,936
NET ASSET VALUE
Offering and redemption price per share	$30.00

See accompanying Notes to Financial Statements.

30

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,008,437)	$77,907,021
Interest	35,343,271
Income from affiliates	9,225,581
Total investment income	122,475,873
EXPENSES
Advisory fees	57,868,209
Short sale dividend expense	3,784,545
Transfer agent fees and expenses	2,567,099
Legal fees	384,033
Administrative services fees	359,180
Other professional fees	325,206
Custodian fees	241,976
Reports to shareholders	233,481
Trustee fees and expenses	187,627
Filing fees	47,564
Audit and tax services fees	31,343
Other	83,998
Total expenses	66,114,261
Reimbursement from Adviser	(761,466)
Net expenses	65,352,795
Net investment income	57,123,078
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	570,420,569
Investments in affiliates	(190,162,400)
Written options	15,563,831
Swap contracts	(763,974)
Investments in foreign currency transactions	(632,102)
Net change in unrealized appreciation (depreciation) of:
Investments	(1,677,641,098)
Investments in affiliates	(215,003,484)
Investment securities sold short	48,620,767
Written options	(8,220,981)
Purchased options	(1,934,815)
Swap contracts	809,817
Translation of foreign currency denominated amounts	52,174
Net realized and unrealized loss	(1,458,891,696)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,401,768,618)

See accompanying Notes to Financial Statements.

31

FPA CRESCENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended June 30, 2020
(Unaudited)

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$57,123,078	$271,832,039
Net realized gain	394,425,924	413,989,963
Net change in unrealized appreciation (depreciation)	(1,853,317,620)	1,912,005,408
Net increase (decrease) in net assets resulting from operations	(1,401,768,618)	2,597,827,410
Distributions to shareholders	(301,906,156)	(654,441,642)
Capital Stock transactions:
Proceeds from Capital Stock sold	724,757,607	1,538,225,165
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	264,818,619	565,800,499
Cost of Capital Stock repurchased*	(3,309,914,780)	(3,745,562,801)
Net decrease from Capital Stock transactions	(2,320,338,554)	(1,641,537,137)
Total change in net assets	(4,024,013,328)	301,848,631
NET ASSETS
Beginning of period	14,009,088,264	13,707,239,633
End of period	$9,985,074,936	$14,009,088,264
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	23,713,916	47,013,051
Shares issued to shareholders upon reinvestment of dividends and distributions	8,892,655	16,952,654
Shares of Capital Stock repurchased	(113,871,119)	(113,959,735)
Change in Capital Stock outstanding	(81,264,548)	(49,994,030)

*  Net of redemption fees of $19,980 and $481,210 for the period ended June 30, 2020 and year ended December 31, 2019, respectively, see Note 6.

See accompanying Notes to Financial Statements.

32

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2020		Year Ended December 31,
	(Unaudited)		2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of period	$33.83		$29.53	$34.69	$32.61	$31.06	$33.74
Income from investment operations:
Net investment income*	0.15		0.62	0.24	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investment securities	(3.05)		5.25	(2.78)	3.14	2.93	(0.89)
Total from investment operations	(2.90)		5.87	(2.54)	3.37	3.17	(0.71)
Less distributions:
Dividends from net investment income	(0.11)		(0.80)	(0.21)	(0.34)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.82)		(0.77)	(2.41)	(0.95)	(1.34)	(1.66)
Total distributions	(0.93)		(1.57)	(2.62)	(1.29)	(1.63)	(1.97)
Redemption fees	—	**	— **	— **	— **	0.01	— **
Net asset value at end of period	$30.00		$33.83	$29.53	$34.69	$32.61	$31.06
Total investment return	(8.59)%		20.02%	(7.43)%	10.39%	10.25%	(2.06)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$9,985,074		$14,009,883	$13,707,240	$17,484,747	$16,555,035	$18,119,838
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.14	%†‡	1.23%‡	1.18%‡	1.10%‡	1.09%‡	1.11%‡
After reimbursement from Adviser	1.13	%†‡	1.23%‡	1.18%‡	1.10%‡	1.09%‡	1.11%‡
Net investment income:
Before reimbursement from Adviser	0.98	%†	1.90%	0.70%	0.66%	0.77%	0.53%
After reimbursement from Adviser	0.99	%†	1.90%	0.70%	0.66%	0.77%	0.53%
Portfolio turnover rate	43	%†	23%	64%	18%	35%	48%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized.

‡  For the periods ended June 30, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015 the expense ratio includes short sale dividend expense equal to 0.07%, 0.16%, 0.11%, 0.03%, 0.02%, 0.02% of average net assets, respectively.

See accompanying Notes to Financial Statements.

33

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

34

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

35

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $2,042,854,591 for the period ended June 30, 2020. The proceeds and cost of securities sold resulting in net realized gains of $380,258,169 aggregated $3,789,932,471 and $3,409,674,302, respectively, for the period ended June 30, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2020 was $8,529,583,384 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2020, for federal income tax purposes was $2,010,010,287 and $913,360,755, respectively resulting in net unrealized appreciation of $1,096,649,532. As of and during the period ended June 30, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit the expenses for the Fund in excess of 1.05% of the average net assets of the Fund, excluding short sale dividend expenses and interest on cash deposits relating to short sales, brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2021.The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limit is expressed as a percentage of average daily net assets attributable to the Fund on an annualized basis during the reporting period. The expenses borne by the Adviser are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made it would result in the Fund exceeding the total operating expense limits. Any amounts outstanding at the end of the period are shown as an expense reimbursement from Adviser or expense reimbursement to Adviser on the Statement of Assets and Liabilities.

36

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

For the period ended June 30, 2020, the Fund paid aggregate fees and expenses of $187,627 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2020, the Fund collected $19,980 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events

37

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2020: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,081,096,772	$211,408,901	—	$1,292,505,673
Semiconductor Devices	658,582,571	—	—	658,582,571
Cable & Satellite	577,909,157	—	—	577,909,157
Cement & Aggregates	—	353,100,939	—	353,100,939
Banks	328,213,611	—	—	328,213,611
Industrial Distribution & Rental	150,196,217	160,764,936	—	310,961,153
P&C Insurance	304,173,559	—	—	304,173,559
Diversified Banks	301,294,011	—	—	301,294,011
Electrical Components	244,280,578	—	—	244,280,578
Investment Companies	—	237,048,340	—	237,048,340
Institutional Brokerage	234,701,126	—	—	234,701,126
Infrastructure Software	192,157,805	—	—	192,157,805
Internet Based Services	168,940,905	—	—	168,940,905
Midstream — Oil & Gas	161,787,261	—	—	161,787,261
Base Metals	—	153,055,015	—	153,055,015
Computer Hardware & Storage	149,546,680	—	—	149,546,680
Insurance Brokers	134,093,320	—	—	134,093,320
Commercial & Residential Building Equipment & Systems	49,483,495	83,600,261	—	133,083,756

38

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Application Software	—	$111,701,695	$19,049,750	$130,751,445
Specialty Chemicals	$128,689,649	—	—	128,689,649
Railroad Rolling Stock	124,501,170	—	—	124,501,170
Medical Equipment	—	111,550,851	—	111,550,851
Wealth Management	98,168,482	—	—	98,168,482
Apparel, Footwear & Accessory Design	—	81,319,933	—	81,319,933
Hotels, Restaurants & Leisure	79,027,457	—	—	79,027,457
Telecom Carriers	—	76,750,891	—	76,750,891
E-Commerce Discretionary	70,869,313	—	—	70,869,313
Aircraft & Parts	—	69,797,971	—	69,797,971
Real Estate Owners & Developers	—	53,958,772	—	53,958,772
Food & Drug Stores	—	52,908,724	—	52,908,724
Integrated Utilities	31,800,901	—	—	31,800,901
Marine Shipping	—	—	20,466,414	20,466,414
Closed End Fund
Medical Equipment	—	—	97,501,690	97,501,690
Limited Partnerships	—	—	148,287,093	148,287,093
Preferred Stocks
Automobiles	—	89,140,923	—	89,140,923
Industrials	—	22,002,291	—	22,002,291
Asset-Backed Security
Marine Shipping	—	—	6,847,314	6,847,314
Corporate Bonds & Notes	—	175,630,928	—	175,630,928
Corporate Bank Debt	—	176,472,365	28,859,225	205,331,590
Municipals	—	278,553,331	—	278,553,331
U.S. Treasuries	—	1,536,940,323	—	1,536,940,323
Short-Term Investments	—	391,527,331	—	391,527,331
	$5,269,514,040	$4,427,234,721	$321,011,486	$10,017,760,247
Purchased Options (interest rate risk)	—	—	$19,772,359	$19,772,359
Written Options (interest rate risk)	—	—	(13,358,347)	(13,358,347)
Equity Options (equity risk)	—	—	1,453,330	1,453,330
Credit Default Swaps (credit risk)	—	—	1,283,799	1,283,799
	—	—	$9,151,141	$9,151,141
Common Stock Sold Short	$(124,706,583)	$(80,489,715)	—	$(205,196,298)
Common Bonds & Notes Sold Short	—	$(88,224,094)	—	$(88,224,094)
	$(127,706,583)	$(168,713,809)	—	$(293,420,392)

39

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2020:

Investments	Beginning Value at December 31, 2019	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2020	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2020
Common Stocks	$137,539,081	$(19,570,977)	$19,049,750	—	—	$137,017,854	$(19,570,978)
Limited Partnerships	182,177,764	(58,764,040)	29,205,281	$(4,331,912)	—	148,287,093	(58,764,041)
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	19,185	(18,244)	—	(941)	—	—	—
Asset-Backed Securities Marine Shipping	6,847,315	(1)	—	—	—	6,847,314	—
Corporate Bank Debt	33,952,030	(5,092,805)	—	—	—	28,859,225	(5,112,053)
Purchased Options (interest rate risk)	109,616,351	1,718,860	20,250,010	(111,812,862)	—	19,772,359	(1,732,050)
Currency Options (currency risk)	19,335,104	6,578,010	—	(25,913,114)	—	—	—
Written Options (interest rate risk)	(6,423,266)	(6,935,081)	—	—	—	(13,358,347)	(6,935,081)
Equity Options (equity risk)	(4,321,815)	4,046,246	1,728,899	—	—	1,453,330	2,096,390
Credit Default Swaps (interest rate risk)	692,055	591,744	—	—	—	1,283,799	809,817
	$479,433,804	$(77,446,288)	$70,233,940	$(142,058,829)	—	$330,162,627	$(89,207,996)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $1,327,618,489 out of Level 1 and into Level 2 during the period ended June 30, 2020.

40

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2020:

Financial Assets	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Marine Shipping	$6,847,314	Most Recent Capitlization (Funding) (a)	Cost	$100.00
Corporate Bank Debt	$28,859,225	Most Recent Capitlization (Funding) (a)	Cost	$85.00
Equity Options (equity risk)	$1,453,330	Third-Party Broker Quote (b)	Quotes/Prices	$10.35-$12.55
Purchased Options (interest rate risk)	$19,772,359	Third-Party Broker Quote (b)	Quotes/Prices	$0.00-$0.01
Written Options (interest rate risk)	$(13,358,347)	Third-Party Broker Quote (b)	Quotes/Prices	$0.18
Credit Default Swaps (credit risk)	$1,283,799	Third-Party Broker Quote (b)	Quotes/Prices	$1.83-$3.32
Common Stocks- Long	$20,466,414	NAV adjusted to Fair Value (c)	N/A	$17.86
	97,501,690	Restricted Security (d)	Quotes/Prices	$20.50
	19,049,750	Restricted Security (e)	Quotes/Prices	$575.00
Limited Partnerships	$112,359,838	NAV as Practical Expedient (f)	N/A	$47.98-$85.00
	35,927,255	Discounted NAV (g)	Discount	$68.92-$79.02

(a)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(c)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(d)  The fair value of the investment is based on the most recently available last executed trade

(e)  The fair value of the investment is based on the initial purchase price. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

(f)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(g)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a

41

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or

42

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Purchased options, at value	$12,965,445	Written options, at value	$(11,512,115)
Credit contracts	Swaps, at fair value	1,283,799
Interest rate contracts	Purchased options, at value	19,772,359	Written options, at value	(13,358,347)
Total		$34,021,603		$(24,870,462)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	$(632,102)	—
Equity contracts	Net realized gain on purchased options/Net change in unrealized appreciation (depreciation) on purchased options	—	$(1,934,815)
Credit contracts	Swap contracts	(763,974)	809.817
Interest rate contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	15,563,831	(8,220,981)
Total		$14,167,755	$(9,345,979)

43

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2020:

Purchased Options
Average notional amount
Calls	$5,212,521,492
Puts	83,305,384
Written Options
Average notional amount
Calls	(10,610)
Puts	(119,982,967)
Swaps
Average notional amount	$59,693,808

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for the offset under

44

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2020:

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged	Financial Instruments (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)*
State Street Bank and Trust Company:
	Repurchase Agreement	$6,556,000	$(6,556,000)	—	—	—
Barclays Bank PLC:
	Purchased Options	$5,062,560	—	—	—	$5,062,560
	Swap Agreements	$171,187	—	—	—	$171,187
Goldman Sachs International:
	Purchased Options	$10,953,355	—	—	—	$10,953,355
	Swap Agreements	$799,831	—	—	—	$799,831
JP Morgan:
	Purchased Options	$12,965,445	—	—	$12,965,445	—
	Written Options	$(11,512,115)	—	—	$11,512,115	—
Morgan Stanley:
	Purchased Options	$3,756,444	—	—	$(3,756,444)	—
	Written Options	$(13,358,347)	—	—	$3,756,444	$(9,601,903)
	Swap Agreements	$312,781	—	—	—	$312,781

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $6,687,172 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

For the period ended June 30, 2020, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
McDermott Technology Americas, Inc. — 3M USD LIBOR + 0.000% + 10.627% 10/23/2020	$45,270,878
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023	6,509,206
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.5000% PIK — 6.350% 5/4/2023	12,584,968

45

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2020, appear below:

Investments	Shares Held as of December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investments
Common Stocks — 3.64%
Banks — 1.08%
CIT Group, Inc.	7,290,114	$332,647,902	$—	$37,799,474	$(30,545,546)	$(155,965,808)	$—	$108,337,074	5,226,101	$4,511,387
Containers & Packaging — 1.08%
O-I Glass, Inc.(a)		9,007,760	107,462,577	—	57,563,749	(148,782,471)	98,883,643	—	—	—
Investment Companies — 2.35%
Jefferies Financial Group, Inc.	16,334,640	349,071,257	—	16,186,310	(10,834,382)	(87,349,439)	—	234,701,126	15,093,320	4,714,194
Marine Shipping — 0.20%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)	1,146,250	41,511,807	—	—	—	(21,045,393)	—	20,466,414	1,146,250	—
Limited Partnerships — 0.94%
FPS LLC(a)(b)(c)(d)	937,450	89,291,870	11,999,692	—	—	(43,662,761)	—	57,628,801	1,057,447	—
FPS Shelby Holding I LLC(a)(b)(c)(d)	—	—	10,289,934	—	—	(1,543,490)	—	8,746,444	102,899	—
U.S. Farming Realty Trust, L.P.(a)(b)(c)(d)	—	32,266,611		289,276	—	(4,320,236)	—	27,657,099	350,000	—
Total Affiliate Investments — 4.58%		$952,252,024	$22,289,626	$111,838,809	$(190,162,400)	$(215,003,484)	$—	$457,536,958		$9,225,581

(a)  Non-income producing security.

(b)  Restricted securities. These securities are considered liquid by the Adviser. Most of these securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 7 of the Notes to Financial Statements).

46

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2019	$1,000.00	$1,000.00
Ending Account Value June 30, 2020	$914.10	$1,019.24
Expenses Paid During Period*	$5.38	$5.76

*  Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2020 (182/366 days).

47

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (July 2003- Present), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since July 2003), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, Wedbush Capital

48

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

49

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

50

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information in this report has been taken from the records of the Fun without the examination of independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2020

FPA Flexible Fixed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

INTRODUCTION

Dear Fellow Shareholders,

FPA Flexible Fixed Income Fund (the "Fund") returned 3.30% in the second quarter of 2020 and 1.87% year-to-date.

As of June 30, 2020, the portfolio had a yield-to-worst1 of 2.64% and an effective duration of 1.38 years. During the quarter, lower yields across much of the Treasury yield curve contributed to higher bond prices. However, by far the biggest driver of the increase in bond prices (and decline in bond yields) during the quarter was the reduction in credit spreads, both in investment grade and high-yield bonds. This decline in spreads comes after the enormous increase in spreads that occurred in March as COVID-19 embroiled financial markets and the world economy. Yet, despite the market now pricing bonds at spreads and yields that in many cases are similar to pre-COVID-19 levels, there is still significant uncertainty about the timing and efficacy of any treatment or vaccine — and therefore, about the short- and long-term impact the virus will have on society, the economy, businesses, consumers and asset prices. This uncertainty, coupled with elevated bond prices, creates a challenging investing environment as there is generally insufficient absolute return to compensate for possible negative outcomes. Nevertheless, we found some opportunities to invest in credit (investments rated BBB or lower) with the remaining investment activity focused on short duration, high quality bonds (rated A- or higher). The Fund's credit exposure increased from 13.3% of net assets as of March 31, 2020 to 14.9% as of June 30, 2020. Meanwhile, cash and equivalents increased from 10.0% of the portfolio as of March 31, 2020 to 11.0% as of June 30, 2020.

Portfolio Attribution2

The largest contributors to performance during the second quarter were asset-backed securities (ABS) backed by auto loans or leases followed by corporate high yield bonds and leveraged loans, and then ABS backed by equipment. Fixed income spreads increased significantly across the ratings spectrum and prices declined towards the end of the first quarter of 2020 owing to market concerns about the impact of COVID-19. During the second quarter, driven in part by fiscal and monetary stimulus, spreads have compressed significantly leading to rising prices and contributing to positive total returns.

At the sector level, there were no meaningful detractors from performance though a couple of the corporate holdings3 individually detracted from performance due to COVID-19 related price declines.

1  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of June 30, 2020, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 2.58%/2.23% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

2  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions or sectors purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

3  Corporate investments include bank debt, corporate bonds and common stock.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Activity

The table below shows the portfolio's exposures as of June 30, 2020 compared to March 31, 2020:

Sector	% Portfolio 6/30/2020	% Portfolio 3/31/2020
ABS	58.70	50.70
Mortgage Backed (CMO)[4]	5.30	7.20
Stripped Mortgage-backed	1.30	0.40
Corporate	10.90	11.70
CMBS[4]	12.60	12.80
Mortgage Pass-through	0.20	7.20
U.S. Treasury	0.0	0.0
Cash and equivalents	11.0	10.0
Total	100.0	100.0
Yield-to-worst	2.64%	4.20%
Effective Duration (years)	1.38	1.52
Average Life (years)	2.06	2.10

Though a decline in credit spreads has generally made credit markets expensive relative to the fundamental credit risk, during the second quarter we identified several investment opportunities in credit. Approximately a fifth of the capital deployed during the quarter, or approximately 7% of the June 30, 2020 net assets of the portfolio, was invested in credit investments with approximately 60% of those investments in corporate high yield bonds and bank debt and approximately 40% in structured product, including collateralized loan obligations (CLOs), equipment ABS and bonds backed by non-performing residential mortgages. Consistent with what we have seen in past market crises, new bonds created during this current pandemic-related crisis have been among the most attractive investments we have seen due not only to better pricing but also, importantly, better structural protections for investors. Consequently, about half of the capital we deployed in credit this quarter was in newly issued bonds. As of June 30, 2020, credit represented 14.9% of the portfolio versus 13.3% at March 31, 2020.

The rest of our investments in the quarter included high quality bonds within equipment ABS, CLOs, non-agency commercial mortgage backed securities (CMBS), auto loan or lease ABS, insurance premium finance ABS and GNMA project loan interest only bonds. Notably, we were able to buy high quality bonds at meaningful discounts that offer the potential for a more attractive total return depending on how quickly those investments move towards par. Approximately 12% of this quarter's investments or 3.5% of the June 30, 2020 portfolio were in high quality bonds of this nature.

With Treasury yields decreasing further during the quarter, we sold nearly all of our remaining agency mortgage pools since the lower yields on those investments relative to their duration made them unattractive to own. The agency mortgage pool sales during the second quarter follow the agency mortgage pools sales that occurred in the first quarter of this year and which were sold for similar reasons. As a result of these sales, the

4  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

  Past performance is no guarantee, nor is it indicative, of future results.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Fund's agency mortgage pool exposure has decreased from approximately 7% of the portfolio (on a net asset basis) at the end of 2019 to 0.2% of the portfolio as of June 30, 2020. We also sold a few high yield bonds and bank debt investments either because prices increased such that the return profile no longer adequately compensated for the credit risk or to manage individual position exposures. As cash is the residual of our investment process, investment activity net of maturities and contributions of capital into the Fund left cash and equivalents at 11.0% of the Fund as of June 30, 2020.

Market Commentary

Yields across the fixed income market declined significantly during the second quarter in both investment grade and high-yield bonds. The following chart shows the Treasury yield curve as of December 31, 2019, March 31, 2020 and June 30, 2020. After collapsing during the first quarter, Treasury yields declined further during the second quarter, notably decreasing by 10 to 12 bps for two-year to five-year maturities, as shown in the chart below.

Chart data as of the dates shown. Source: Bloomberg.

Yet lower Treasury yields were a minor contributor to the overall decline in bond yields. As we noted during our first quarter commentary, at the same time that COVID-19 spread throughout the world, concerns over its economic impact spread throughout financial markets. We also noted that fixed income bond spreads increased to levels not seen since the Great Financial Crisis. The market's reaction was much more than the one or two standard deviation events that mark more typical selloffs. Despite lower Treasury yields, the sharp increase in spreads in the first quarter led to significantly higher bond yields and meaningfully lower bond prices, even in investment grade bonds.

Since April, with a boost from monetary and fiscal stimulus, spreads have retraced their ascent and, in many instances, ended the quarter near their pre-COVID-19 levels. The chart below shows the rise and subsequent fall in spreads for a variety of investment-grade structured product bonds. This chart is particularly relevant to us because much of the Fund is invested in bonds similar to those measured below.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

ABS Spreads

Spread to worst (bps)	12/26/2019	2020 Peak Spread	7/2/2020
AAA 3 yr Credit Cards	26	200	25
AAA 3 yr. Prime Auto ABS	33	200	40
AAA 2 yr Subprime Auto ABS	44	250	65
AAA 3 yr. Ag/Heavy Equipment ABS	53	300	65
AAA 5 yr CMBS	62	300	95
US 3.0 CLO Secondary Spreads AAA	120	400	165

Chart data from January 5, 2006 through July 16, 2020. Source: JP Morgan.

For reference, here is similar data for the 1- to 3-year AAA investment grade corporate bonds:

	12/31/2019	2020 Peak	7/2/2020
Spread (bps)	5	34	4
YTW	1.67%	0.85%	0.29%

Source: Bloomberg Barclays.

Short maturity investment grade corporate bonds now trade at yields that are lower than at the start of the year, even though COVID-19-driven uncertainty about the economy makes these investments fundamentally riskier today than they were six months ago.

In similar fashion, during the first quarter, high-yield bond spreads and yields vaulted past historical peaks, reaching levels not seen since 2008. As shown in the following chart, once the pandemic panic subsided (but not the risk) and stimulus programs were announced, spreads and yields declined in short order.

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Bloomberg Barclays U.S. High Yield Bond Index

	12/31/2019	2020 Peak	7/2/2020
Spread (bps)	357	1,123	628
YTW	5.19%	11.69%	6.62%

Chart data from November 25, 1998 through July 2, 2020. Source: Bloomberg Barclays.

The overall high-yield market was also adversely impacted this year by a historic collapse in energy prices and legitimate concern about the survival of the lowest-rated companies. To get a better view of the core of the high yield market, we observe the BB-rated component of the high-yield market excluding energy. The story here is unchanged: There was a dramatic rise in spreads and yield, followed quickly by a significant decline in both.

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Bloomberg Barclays U.S. High Yield BB Bond Index excl. Energy

	12/31/2019	2020 Peak	7/2/2020
Spread (bps)	177	794	429
YTW	3.41%	8.44%	4.63%

Chart data from January 31, 1994 through July 2, 2020. Source: Bloomberg Barclays.

Finally, for completeness, below are data for the leveraged loan market which followed a similar path as the high-yield bond market.

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Credit Suisse Leveraged Loan Index

	12/31/2019	2020 Peak	7/2/2020
Discount Margin to Maturity (bps)	471	1,047	619
YTM	6.43%	11.10%	6.52%

Chart data from June 30, 2008 through July 23, 2020. Source: Bloomberg Barclays.

In short, investment-grade bond spreads (structured product and corporate) are at or near their pre-COVID-19 levels, and yields are lower than they were prior to March 2020. In high-yield and leveraged loans, spreads and yields are still higher than they were at the beginning of the year, but not by much. Importantly, yields on high-yield bonds are only 120-140 bps higher than they were before COVID-19 infected millions of people, killed hundreds of thousands and upended society and the economy.

A key component of investing is conviction — how strongly one believes in the outcome necessary for an investment's success. Prices and prospective returns should compensate adequately for a lack of conviction. Treasuries deserve a high price because, ostensibly, there is 100% certainty of repayment. A defaulted, deeply out-of-the-money bond should trade at a very low price since there is very little confidence in receiving any payments.

So much of the future depends on the timing and effectiveness of a treatment and/or vaccine for COVID-19. At one extreme, there could be a highly effective treatment and/or vaccine that is quickly disseminated worldwide, resulting in a brisk recovery and return to normalcy, both socially and economically — this is the V-shaped or U-shaped outcome that we all hope for as humans and investors.

At the other extreme, none of the dozens of vaccines in development work and no effective treatment materializes. There is also a third scenario, where it takes a long time to develop an effective treatment and/or vaccine, causing certain behaviors to become rooted as part of a new way of life. These scenarios are possible. Are they probable? If they happen, does social distancing become the norm, or do we all accept the risk of illness

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and return to our prior ways of interacting? Will parts of the economy be permanently shut down? Which businesses can adapt and survive and which will fail? How do consumers fare and respond? How do governments fare and respond? Rather than a recession, these scenarios could look more like a depression where the length and severity are unknown.

The market today, as measured by yield, seems to have very high conviction in the short-term recovery. We don't see how this level of conviction is possible. In fact, we can only be certain of the uncertainty.

Though spreads in high yield bonds may appear attractive relative to history, with so much uncertainty and an inability to assign probabilities to outcomes with any conviction, it is important to invest on the basis of absolute, not relative return. We are confident that businesses will fail and consumers will not be able to repay debt. The question is how many and which ones. When that debt is not repaid, it will be little consolation that the debt was purchased at an attractive spread relative to a de minimus risk-free rate. For an investor, the best protection from permanent impairment of capital is absolute yields that compensate for the impairment risk by providing enough income in dollars to offset potential losses that are also measured in dollars, not spread. Viewed through this lens, when investing in debt that has a risk of nonpayment, one should be discerning, not only with respect to that repayment risk but also with respect to price. These days, insufficient yields relative to the risk of nonpayment create a difficult investing environment.

The disconnect between the uncertainty in the world and bond prices exists not only in high-yield and other lower-rated investments, but also in the investment-grade universe. This chart shows yield and spread on the Bloomberg Barclays Aggregate Bond Index ("Index"). Yes, spreads are higher than they were prior to COVID-19 but the yield for the Index is at an all-time low.

Bloomberg Barclays U.S. Aggregate Bond Index

Chart data from January 31, 1976 through July 2, 2020. Source: Bloomberg Barclays. Spread data for the Bloomberg Barclays U.S. Aggregate Bond Index is not available prior to November 25, 1998.

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In this part of the bond market, the uncertainty lies less with debt repayment (though that uncertainty exists even in investment-grade bonds) and more with the reaction of interest rates and spreads to future states of the world. Does a V-shaped recovery lead to a sharp increase in interest rates? Does a depression-like scenario lead to lower or negative rates, or does it lead to higher rates as a result of fiscal instability? These are all questions related to duration risk. The chart below shows that the compensation for duration in investment-grade bonds (as represented by the Index) is at an all-time low as measured by the ratio of yield to duration.

Bloomberg Barclays U.S. Aggregate Bond Index

Chart data from January 31, 1989 through July 2, 2020. Source: Bloomberg Barclays.

We know that the shape of the yield curve offers limited analytical value given that the Federal Reserve Bank is exerting such a heavy influence on that shape. If the Federal Reserve institutes a formal yield curve control program, investors will not be able to use the yield curve as a market-based tool for assessing future inflation and the direction of interest rates. If one believes the Fed is transparent and credible, there is an argument to be made for owning long duration bonds. However, history shows that the Fed's word is its bond — until it's not. In early 2013, the market was conditioned to expect low interest rates. Then the Fed wavered on that commitment. Treasury rates subsequently rose significantly in a short period of time, an event that has since become known as the Taper Tantrum.

Unless one has conviction that rates are going to decline, perhaps into negative territory, the upside return potential in long duration bonds from lower interest rates seems to be dwarfed by the downside return in the event that rates rise. Moreover, with low rates and a relatively flat yield curve, the opportunity cost of owning short duration bonds versus long duration bonds is small. Taken together, these dynamics make long duration bonds an unappealing proposition in our view.

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Our mandate centers around a return of our investors' capital and a return on that capital. To that end, we are focusing on investments where we have a high degree of certainty of repayment despite the uncertain future or where the expected return compensates for the potential negative outcomes. In high quality bonds, we are also focusing on investments where we are adequately compensated for duration risk. Thus, rather than target a particular duration at all times, we will adjust duration based on the market environment, owning more duration when it is cheaper (i.e., yields are higher) and less duration when it is more expensive (i.e., yields are lower). In today's extremely low yield environment, shorter duration is consistent with this approach.

An investor can take two very distinct approaches to today's market. Federal Reserve and Treasury support have had an outsized influence on the market. Thus, one approach is to embrace the "bailout investment management strategy," which entails buying everything supported by the Federal Reserve and Treasury. The other is to invest using a disciplined, rigorous approach that seeks not only value but also a margin of safety to protect against negative outcomes. We find the first approach fraught with uncertainty and unpredictability. The latter approach strikes us as less risky, more consistent, and something that can be executed with higher conviction.

Macroeconomic Commentary

The Treasury Department, in conjunction with the Federal Reserve Bank, used funds from Congress to create three programs to shore up struggling medium and large U.S. domiciled non-financial businesses.5 Two of these programs are designed as new lending programs and one is focused on purchasing existing bonds and exchange-traded funds (ETF's). Our opinion is that these programs, along with the Federal Reserve's unlimited Quantitative Easing (QE) plan, are designed to postpone potential solvency issues if the economy remains weak.

Starting with corporate debt, at a minimum, these programs keep the current level of corporate debt in place. They also facilitate adding even more debt to already-strained balance sheets. These programs leave corporate America with little incentive to de-lever.

The ratio of non-financial corporate debt to GDP is at an all-time high. The following graph illustrates the growth experienced up to the end of 2019, and there has been further acceleration up to Q2 2020, of both outstanding debt and debt as a percentage of GDP.

5  The three programs referenced above are: the Primary and Secondary Market Corporate Credit Facilities (PMCCF and SMCCF) and the Term Asset-Backed Securities Loan Facility (TALF).

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U.S. Non-Financial Corporate Debt Amount in Billions and Percentage of Nominal U.S. GDP

Chart data from January 1, 1953 through December 31. 2019. Source: FRED — Federal Reserve Economic Data, St. Louis Fed.

The 2020 year-to-date through June 30, 2020 gross issuance of high-yield bonds and levered loans totaled $463 billion, and there was $1.17 trillion issued in investment-grade corporate bonds, according to J.P. Morgan. These numbers are on a trajectory to be among the largest amounts of annual debt issuance in a decade. While the proceeds for a large percentage of these bonds are listed as for general corporate purposes, evidence strongly suggests that many companies will use the cash infusion to help them survive the precipitous economic downturn.

As we have written before, there was substantial growth in the BBB portion of the investment-grade corporate bond market during the most recent economic expansion. Monetary and regulatory policies put in place by the Federal Reserve, Congress and Treasury Department during and after the Great Financial Crises contributed to this growth by encouraging the assumption of debt to get the economy to grow out of a recession and to dampen its effects. The graph below illustrates the unintended consequence of that past policy effort. We are just four months into a new economic downturn, and this graph shows the spike in "fallen angels" — BBB-rated corporate debt that has been downgraded to junk status. It does not take much analysis to conclude that this percentage will likely rise over the next year.

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Percentage of Fallen Angels in the BoA High Yield Master Index
(Bonds Originally Issued as Investment Grade that are Now Junk)

Chart data from January 1, 1997 through July 27, 2020. Source: Bianco Research LLC; BoA Merrill Lynch.

Looking at that graph, it is not hard to see why the Fed and Treasury recently expanded their assistance to the BBB and BB portions of the corporate bond market.

In addition to difficult balance sheet issues, corporations face a high likelihood of reduced profit margins and cash flow. Near term, the economy has an excess supply of goods and services that is more acute now than prior to the sharp downturn. This has resulted in inflation being lower than central bank targets. Now, with that excess supply and decreased demand, deflation or no inflation is a greater probability over the next six to 24 months. This environment constrains prices for goods and services and makes it harder for corporations to repay debt. Companies are also incurring increased operating costs to comply with health directives and the need to protect employees and customers from the threat of COVID-19. We could see dramatic increases in defaults and balance sheet restructurings, as well as a lower recovery rate to creditors than past credit downturns.

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The next chart illustrates the acceleration in debt outstanding in the government, household and business segments of the economy. Note the acceleration in debt by at least one of these segments after each downturn (1990, 2002, and 2008).

Comparing Government, Household and Non-Financial Business Debt

Chart data from January 1, 1947 through of March 31, 2020. Source: Bianco Research LLC; The Federal Reserve.

The fiscal policies enacted this year will have a dramatic impact on the federal government deficit for the next several years. Previously, the Congressional Budget Office projected a U.S. federal deficit of $1 trillion for fiscal year 2020. But with the recent addition of several new fiscal programs, that deficit could grow to be three times higher (or more) for many years. The budget deficit as a percentage of GDP could be as large as (if not larger than) it was during World War II. The federal government deficit as a percentage of GDP has never been that large during peacetime.

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Gross Public Debt — Percent of GDP

Chart data from December 31, 1930 through December 31, 2019. Source: FRED — Federal Reserve Economic Data, St. Louis Fed. GDP = Gross Domestic Product; Gross Public Debt (or government debt) represents the total outstanding debt (bonds and other securities) of a country's central government. The Debt to GDP ratio compares what a country owes to what it produces and indicates a country's ability to pay back its debts. The data in the chart shows U.S. gross public debt as a percent of U.S. GDP.

A tremendous sum of money is being injected into the economy at artificially low interest cost, which has the potential to have adverse impacts on inflation and asset values over the next economic expansion — not unlike what happened in the last economic expansion. The graph below illustrates this growth through M2, which represents the total amount of cash, checking account deposits, and easily convertible near money (such as money market mutual funds) in the economy.

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Source: Board of Governors of the Federal Reserve System (US). Shaded areas indicate U.S. Recessions. fred.stlouisfed.org. Chart data from November 3, 1980 through July 7, 2020.

In the last couple of months, the year-over-year growth in M2 has accelerated to over 21%, a big jump from approximately 6% before March 2020 and almost double the highest rate in the last 35 years. The increased corporate borrowing and QE program could be the near-term liquidity needed to help households and businesses weather the recession, and that excess money could recede once the economy returns to sounder footing without causing long-term problems for inflation. However, the smaller QE programs instituted after 2008 ended up distorting asset prices of all types and contributing to the increased leverage put on those assets. We are concerned that this larger QE program will have an even more dramatic impact on asset prices, leverage and/or inflation. Time will tell.

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There are numerous inputs that influence the growth trajectory of an economy. We do not bring a particular edge to macro analysis, so we focus on individual security selection to accomplish the Fund's investment goals. That said, we should not ignore the fact that every economic downturn since 1990 led to economic policies encouraging more borrowing as the tool to restart economic growth. Central bank intervention makes receiving proper compensation for the risks we have outlined above that much more difficult. That is to say that the government, and its policies, will be a hindrance to our investment process. They may also be a hindrance to the long-term economic recovery and its ability to withstand what will be a more levered economy for years to come.

Thank you for your continued trust and support.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager

July 2020

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Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein, and any forward-looking statements, are as of the date of the publication and are those of the portfolio management team and are subject to change without notice. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio managers and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible

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securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

Not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index / Benchmark Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index.

Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Bloomberg Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg Barclays BB U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated BB excluding energy sector.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 2% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns.

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

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A discount margin to maturity is the average expected return of a floating-rate security (typically a bond) that's earned in addition to the index underlying, or reference rate of, the security. The size of the discount margin depends on the price of the floating- or variable-rate security.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

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The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

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PORTFOLIO SUMMARY

June 30, 2020 (Unaudited)

Common Stocks		0.2%
Energy	0.2%
Bonds & Debentures		103.4%
Asset-Backed Securities	59.0%
U.S. Treasuries	14.9%
Commercial Mortgage-Backed Securities	13.8%
Corporate Bank Debt	6.9%
Residential Mortgage-Backed Securities	5.3%
Corporate Bonds & Notes	3.5%
Short-term Investments		1.1%
Other Assets And Liabilities, Net		(4.7)%
Net Assets		100.0%

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PORTFOLIO OF INVESTMENTS

June 30, 2020
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.2%
PHI Group, Inc.(a)(b)(c)(d)	23,814	$154,791
PHI Group, Inc., Restricted(a)(b)(c)(d)	51,478	334,607
		$489,398
TOTAL COMMON STOCKS — 0.2% (Cost $615,785)		$489,398
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.8%
AGENCY — 1.8%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$223,091	$230,783
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	93,000	96,623
Government National Mortgage Association 2014-169 A — 2.600% 11/16/2042	642,473	650,093
Government National Mortgage Association 2015-21 A — 2.600% 11/16/2042	618,921	626,679
Government National Mortgage Association 2014-148 A — 2.650% 11/16/2043	892,239	904,622
Government National Mortgage Association 2014-138 A — 2.700% 1/16/2044	73,362	74,223
Government National Mortgage Association 2010-161 B — 3.000% 7/16/2040	28,528	28,675
Government National Mortgage Association 2019-39 A — 3.100% 5/16/2059	1,039,875	1,072,070
		$3,683,768
AGENCY STRIPPED — 1.2%
Government National Mortgage Association 2015-19 IO — 0.731% 1/16/2057(e)	$4,033,535	$175,525
Government National Mortgage Association 2015-7 IO — 0.734% 1/16/2057(e)	3,776,693	162,894
Government National Mortgage Association 2020-42 IO — 1.056% 3/16/2062	5,757,183	508,931
Government National Mortgage Association 2020-75, VRN — 1.165% 2/16/2062(e)	9,503,213	843,500
Government National Mortgage Association 2020-71, VRN — 1.205% 1/16/2062(e)	4,737,578	435,076

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PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2020-43, VRN — 1.368% 11/16/2061(e)	$3,878,630	$376,164
		$2,502,090
NON-AGENCY — 10.8%
Citigroup Commercial Mortgage Trust 2012-GC8 AAB — 2.608% 9/10/2045	$547,601	$553,225
Citigroup Commercial Mortgage Trust 2013-GC11 AAB — 2.690% 4/10/2046	62,487	63,659
Citigroup Commercial Mortgage Trust 2013-GC11 A3 — 2.815% 4/10/2046	744,604	773,347
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	66,931	68,204
Citigroup Commercial Mortgage Trust 2013-GC11 A4 — 3.093% 4/10/2046	90,000	94,642
Citigroup Commercial Mortgage Trust 2013-GC11 AS — 3.422% 4/10/2046	800,000	837,003
COMM 2013-CCRE7 Mortgage Trust 2013-CR7 A4 — 3.213% 3/10/2046	1,153,226	1,202,091
COMM Mortgage Trust 2012-CR5 A3 — 2.540% 12/10/2045	819,236	840,203
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	1,359,220	1,401,908
COMM Mortgage Trust 2012-CR2 A4 — 3.147% 8/15/2045	297,000	307,833
COMM Mortgage Trust 2015-CR22 A3 — 3.207% 3/10/2048	179,000	182,628
CoreVest American Finance Trust 2018-1 A — 3.804% 6/15/2051(f)	637,302	659,555
DBUBS Mortgage Trust 2011-LC3A AM, VRN — 5.513% 8/10/2044(e)(f)	500,000	513,278
GS Mortgage Securities Corp. II 2015-GC30 AAB — 3.120% 5/10/2050	491,538	509,647
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(f)	988,000	998,240
Hawaii Hotel Trust I 2019-MAUI C, 1M USD LIBOR + 1.650%, FRN — 1.835% 5/15/2038(e)(f)	1,384,000	1,231,852
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI A — 2.798% 10/5/2031(f)	602,000	598,331
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3 — 2.829% 10/15/2045	132,129	135,443
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 AS — 3.424% 10/15/2045(f)	687,000	695,129

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
JP Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(f)	$930,100	$945,370
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	959,433	1,003,050
RETL P 2019-RVP B, 1M USD LIBOR + 1.55%, FRN — 1.735% 3/15/2036(e)(f)	735,000	674,138
UBS Commercial Mortgage Trust 2012-C1 AAB — 3.002% 5/10/2045	73,780	74,517
UBS Commercial Mortgage Trust 2012-C1 A3 — 3.400% 5/10/2045	882,946	902,798
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5 — 2.850% 12/10/2045	1,697,000	1,747,138
VNDO E Mortgage Trust 2012-6AVE A — 2.996% 11/15/2030(f)	109,000	112,126
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(f)	1,250,000	1,269,699
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	673,136	694,905
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	901,705	936,592
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.870% 11/15/2045	1,345,775	1,379,191
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	1,254,000	1,274,242
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	246,000	255,808
		$22,935,792
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $28,984,736)		$29,121,650
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.3%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.0%
Federal Home Loan Mortgage Corp. 4336 WV — 3.000% 10/15/2025	$623,582	$643,415
Federal Home Loan Mortgage Corp. 4235 QE — 3.000% 8/15/2031	191,510	199,194
Federal Home Loan Mortgage Corp. 4162 P — 3.000% 2/15/2033	667,471	699,554
Federal National Mortgage Association 2012-47 HA — 1.500% 5/25/2027	255,825	257,837
Federal National Mortgage Association 2013-35 QB — 1.750% 2/25/2043	1,159,943	1,174,633
Federal National Mortgage Association 4220 EH — 2.500% 6/15/2028	213,722	219,414
Federal National Mortgage Association 4387 VA — 3.000% 2/15/2026	820,492	850,855
Federal National Mortgage Association 2012-144 PD — 3.500% 4/25/2042	173,638	184,308
		$4,229,210

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AGENCY POOL FIXED RATE — 0.2%
Federal National Mortgage Association AL1576 — 4.000% 3/1/2027	$266,324	$284,445
Federal National Mortgage Association FM1102 — 4.000% 3/1/2031	112,654	119,122
		$403,567
AGENCY STRIPPED — 0.1%
Federal National Mortgage Association 284 1 — 0.000% 7/25/2027(g)	$271,115	$258,881
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 3.0%
BRAVO Residential Funding Trust 2019-1 A1C — 3.500% 3/25/2058(f)	$853,017	$882,499
CIM Trust 2017-7 A, VRN — 3.000% 4/25/2057(e)(f)	121,625	124,471
CIM Trust 2018-R3 A1, VRN — 5.000% 12/25/2057(e)(f)	703,998	744,882
Finance of America HECM Buyout 2020-HB1 M1, VRN — 2.105% 2/25/2030(e)(f)	198,000	199,211
Finance of America HECM Buyout 2019-AB1 A — 2.656% 12/27/2049(f)	521,246	519,507
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(b)(e)(f)	130,000	129,260
Nationstar HECM Loan Trust 2019-1A M1, VRN — 2.664% 6/25/2029(b)(e)(f)	1,008,000	1,010,360
Towd Point Mortgage Trust 2017-2 A1, VRN — 2.750% 4/25/2057(e)(f)	1,295,434	1,319,975
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.000% 1/25/2058(e)(f)	63,521	65,434
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.250% 3/25/2058(e)(f)	1,169,854	1,227,540
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.250% 7/25/2058(e)(f)	143,665	149,146
		$6,372,285
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $11,032,538)		$11,263,943
ASSET-BACKED SECURITIES — 59.0%
AUTO — 15.8%
Ally Auto Receivables Trust 2019-1 A4 — 3.020% 4/15/2024	$252,000	$261,101
American Credit Acceptance Receivables Trust 2020-2 B — 2.480% 9/13/2024(f)	340,000	344,400
CarMax Auto Owner Trust 2019-3 A3 — 2.180% 8/15/2024	919,000	944,924
CarMax Auto Owner Trust 2017-3 C — 2.720% 5/15/2023	240,000	241,286
CarMax Auto Owner Trust 2019-1 A4 — 3.260% 8/15/2024	200,000	211,924
CarMax Auto Owner Trust 2018-3 A4 — 3.270% 3/15/2024	600,000	628,365
CarMax Auto Owner Trust 2019-1 B — 3.450% 11/15/2024	107,000	109,661

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CarMax Auto Owner Trust 2018-4 B — 3.670% 5/15/2024	$95,000	$95,633
DT Auto Owner Trust 2020-2A B — 2.080% 3/16/2026(f)	361,000	361,078
Exeter Automobile Receivables Trust 2020-2A B — 2.080% 7/15/2024(f)	590,000	590,103
Ford Credit Auto Lease Trust 2020-A A4 — 1.880% 5/15/2023	320,000	324,722
Ford Credit Auto Lease Trust 2020-A B — 2.050% 6/15/2023	1,500,000	1,492,626
Ford Credit Auto Lease Trust 2019-B B — 2.360% 1/15/2023	494,000	493,918
Ford Credit Auto Owner Trust 2020-A A2 — 1.030% 10/15/2022	1,711,000	1,718,626
Ford Credit Auto Owner Trust 2019-A A4 — 2.850% 8/15/2024	676,000	711,593
GM Financial Automobile Leasing Trust 2020-1 B — 1.840% 12/20/2023	255,000	251,399
GM Financial Automobile Leasing Trust 2019-2 B — 2.890% 3/20/2023	1,000,000	1,019,025
Honda Auto Receivables Owner Trust 2020-2 A2 — 0.740% 11/15/2022	247,000	247,617
Honda Auto Receivables Owner Trust 2020-1 A3 — 1.610% 4/22/2024	1,007,000	1,030,873
Honda Auto Receivables Owner Trust 2019-3 A3 — 1.780% 8/15/2023	523,000	529,140
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.540% 3/21/2025	1,000,000	1,047,591
Honda Auto Receivables Owner Trust 2019-1 A4 — 2.900% 6/18/2024	355,000	371,993
Honda Auto Receivables Owner Trust 2018-4 A4 — 3.300% 7/15/2025	155,000	160,914
Hyundai Auto Lease Securitization Trust 2020-A A4 — 2.000% 12/15/2023(f)	778,000	791,609
Hyundai Auto Lease Securitization Trust 2020-A B — 2.120% 5/15/2024(f)	656,000	646,867
Hyundai Auto Lease Securitization Trust 2019-A A2 — 2.920% 7/15/2021(f)	126,801	127,357
Hyundai Auto Lease Securitization Trust 2019-A B — 3.250% 10/16/2023(f)	334,000	337,740
Hyundai Auto Receivables Trust 2019-A A4 — 2.710% 5/15/2025	1,000,000	1,046,558
Legal Fee Funding — 8.000% 7/20/2036(f)	288,188	298,862
Mercedes-Benz Auto Lease Trust 2020-A A4 — 1.880% 9/15/2025	1,438,000	1,459,875
Nissan Auto Lease Trust 2020-A A4 — 1.880% 4/15/2025	1,442,000	1,472,603
Nissan Auto Receivables Owner Trust 2019-C A3 — 1.930% 7/15/2024	575,000	590,802
Nissan Auto Receivables Owner Trust 2019-A A4 — 3.000% 9/15/2025	252,000	266,627
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.160% 12/16/2024	435,000	446,254
Prestige Auto Receivables Trust 2019-1A B — 2.530% 1/16/2024(f)	263,000	266,767
Santander Consumer Auto Receivables Trust 2020-AA B — 2.260% 12/15/2025(f)	688,000	687,936
Toyota Auto Receivables Owner Trust 2020-A A3 — 1.660% 5/15/2024	1,063,000	1,086,522
Toyota Auto Receivables Owner Trust 2019-C A3 — 1.910% 9/15/2023	238,000	243,014
Toyota Auto Receivables Owner Trust 2019-A A4 — 3.000% 5/15/2024	252,000	266,381
Volkswagen Auto Lease Trust 2019-A A4 — 2.020% 8/20/2024	259,000	256,728

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Volkswagen Auto Loan Enhanced Trust 2020-1 A2A — 0.930% 12/20/2022	$1,746,000	$1,752,646
Westlake Automobile Receivables Trust 2020-2A C — 2.010% 7/15/2025(f)	530,000	529,894
Westlake Automobile Receivables Trust 2020-1A C — 2.520% 4/15/2025(f)	1,543,000	1,562,346
World Omni Auto Receivables Trust 2019-C A3 — 1.960% 12/16/2024	650,000	666,666
World Omni Auto Receivables Trust 2017-B B — 2.370% 5/15/2024	350,000	350,820
World Omni Auto Receivables Trust 2018-A B — 2.890% 4/15/2025	1,022,000	1,033,052
World Omni Auto Receivables Trust 2018-B A4 — 3.030% 6/17/2024	1,013,000	1,052,848
World Omni Auto Receivables Trust 2019-A A3 — 3.040% 5/15/2024	859,000	885,224
World Omni Auto Receivables Trust 2019-A B — 3.340% 6/16/2025	252,000	254,333
World Omni Automobile Lease Securitization Trust 2020-A A3 — 1.700% 1/17/2023	792,000	803,798
World Omni Automobile Lease Securitization Trust 2019-B A4 — 2.070% 2/18/2025	338,000	338,992
World Omni Automobile Lease Securitization Trust 2019-B B — 2.130% 2/18/2025	190,000	186,911
World Omni Automobile Lease Securitization Trust 2019-A B — 3.240% 7/15/2024	529,000	537,643
		$33,436,187
COLLATERALIZED LOAN OBLIGATION — 13.3%
Canyon Capital CLO Ltd. 2014-2A AS, 3M USD LIBOR + 1.250%, FRN — 2.469% 4/15/2029(e)(f)	$627,000	$617,828
Carlyle Global Market Strategies CLO Ltd. 2015-2A A1R, 3M USD LIBOR + 0.780%, FRN — 1.771% 4/27/2027(e)(f)	477,419	472,108
Cayuga Park CLO Ltd. 2020 1A E — 1.000% 7/17/2031(b)(e)(f)	1,066,000	1,055,340
Cerberus Corporate Credit Solutions Fund — 2.749% 10/15/2030(e)(f)	1,247,000	1,197,712
Cerberus Loan Funding XXI LP 2017-4A A, 3M USD LIBOR + 1.45%, FRN — 2.669% 10/15/2027(e)(f)	820,589	814,531
Cerberus Loan Funding XXIII LP 2018-2A A, 3M USD LIBOR + 1.00%, FRN — 2.219% 4/15/2028(e)(f)	607,012	601,040
Fortress Credit Opportunities — 1.000% 7/15/2028(b)(e)(f)	1,698,000	1,698,000
Fortress Credit Opportunities FCO 2020 13A C 144A — 1.000% 7/15/2028(b)(e)(f)	711,000	711,000
Fortress Credit Opportunities FCO 2020 13A D 144A — 1.000% 7/15/2028(b)(e)(f)	1,422,000	1,308,240
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, 3M USD LIBOR + 1.55%, FRN — 1.942% 11/15/2029(e)(f)	1,014,000	989,154

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Fortress Credit Opportunities VII CLO Ltd. 2016-7A BR, 3M USD LIBOR + 2.45%, FRN — 2.763% 12/15/2028(e)(f)	$329,000	$314,046
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.49%, FRN — 7.803% 12/15/2028(e)	246,000	214,908
Golub Capital Partners CLO Ltd. 2020-49A A1 — 1.000% 7/20/2032(e)(f)	777,000	777,000
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(f)	1,188,000	1,199,660
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(f)	666,000	673,127
Ivy Hill Middle Market Credit Fund X Ltd. 10A A1AR, 3M USD LIBOR + 1.25%, FRN — 2.385% 7/18/2030(e)(f)	227,000	215,846
Jamestown CLO VII Ltd. 2015-7A A1R, 3M USD LIBOR + 0.83%, FRN — 1.821% 7/25/2027(e)(f)	364,394	360,898
KKR CLO 17 Ltd. 17 A, 3M USD LIBOR + 1.340%, FRN — 2.559% 4/15/2029(e)(f)	750,000	738,991
KKR CLO 18 Ltd. 18 A, 3M USD LIBOR + 1.270%, FRN — 2.405% 7/18/2030(e)(f)	800,000	783,966
Madison Park Funding XIII Ltd. 2014-13A AR2, 3M USD LIBOR + 0.950%, FRN — 2.085% 4/19/2030(e)(f)	550,000	541,502
Nassau Ltd. 2017-IA A1AS, 3M USD LIBOR + 1.150%, FRN — 2.369% 10/15/2029(b)(e)(f)	944,000	920,362
Owl Rock CLO III Ltd. 2020-3A A1L, 3M USD LIBOR + 1.800%, FRN — 2.969% 4/20/2032(e)(f)	800,000	760,478
Palmer Square CLO Ltd. 2019-1A A1, 3M USD LIBOR + 1.05%, FRN — 2.185% 4/20/2027(e)(f)	374,201	372,226
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 1.562% 5/15/2026(e)(f)	181,869	180,729
Sound Point CLO XII Ltd. 2016-2A AR, 3M USD LIBOR + 1.29%, FRN — 2.425% 10/20/2028(e)(f)	514,000	507,045
Sound Point CLO XVII Ltd. 2017-3A A1A, 3M USD LIBOR + 1.220%, FRN — 2.355% 10/20/2030(e)(f)	533,000	514,926
Sound Point CLO XVII Ltd. 2017-3A A1B, 3M USD LIBOR + 1.220%, FRN — 2.355% 10/20/2030(e)(f)	533,000	514,926
Symphony CLO XII Ltd. 2013-12A AR, 3M USD LIBOR + 1.030%, FRN — 2.249% 10/15/2025(e)(f)	710,110	707,270
Symphony CLO XIX Ltd. 2018-19A A, 3M USD LIBOR + 0.960%, FRN — 2.136% 4/16/2031(e)(f)	800,000	778,607
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.95%, FRN — 2.085% 4/17/2028(e)(f)	257,222	253,139
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300% — 2.435% 7/17/2026(e)(f)	496,368	493,189

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Trinitas CLO V Ltd. 2016-5A AR, 3M USD LIBOR + 1.39%, FRN — 2.381% 10/25/2028(e)(f)	$628,000	$619,303
VCO CLO LLC 2018-1A A, 3M USD LIBOR + 1.50%, FRN — 2.635% 7/20/2030(e)(f)	251,000	242,046
Venture 35 CLO Ltd. 2018-35A AS, 3M USD LIBOR + 1.150%, FRN — 2.248% 10/22/2031(e)(f)	155,000	151,250
Venture CDO Ltd., 3M USD LIBOR + 0.88%, FRN — 2.099% 4/15/2027(e)(f)	1,135,205	1,113,059
Venture XXIX CLO Ltd. 2017-29A A, 3M USD LIBOR + 1.280%, FRN — 1.672% 9/7/2030(e)(f)	676,000	655,030
Venture XXV CLO Ltd. 2016-25A AR, 3M USD LIBOR + 1.230%, FRN — 2.365% 4/20/2029(e)(f)	577,000	565,689
Vericrest Opportunity Loan Transferee LLC 2014-NPL4 A1 — 3.967% 4/25/2050(b)(f)	632,000	632,000
Wellfleet CLO Ltd. 2016-1A AR, 3M USD LIBOR + 0.910% — 2.045% 4/20/2028(e)(f)	350,000	344,455
Zais CLO 14 Ltd. 2020-14A A1A, 3M USD LIBOR + 1.400%, FRN — 2.761% 4/15/2032(e)(f)	1,394,000	1,368,144
Zais CLO 5 Ltd. 2016-2A A1, 3M USD LIBOR + 1.530%, FRN — 2.749% 10/15/2028(e)(f)	495,828	488,450
Zais CLO 7 LLC 2017-2A A, 3M USD LIBOR + 1.290%, FRN — 2.509% 4/15/2030(e)(f)	630,309	613,191
		$28,080,411
CREDIT CARD — 3.0%
American Express Credit Account Master Trust 2019-2 A — 2.670% 11/15/2024	$268,000	$278,732
American Express Credit Account Master Trust 2019-2 B — 2.860% 11/15/2024	1,160,000	1,187,719
American Express Credit Account Master Trust 2019-1 A — 2.870% 10/15/2024	1,545,000	1,609,191
Barclays Dryrock Issuance Trust 2019-1 A — 1.960% 5/15/2025	869,000	887,569
Capital One Multi-Asset Execution Trust 2019-A2 A2 — 1.720% 8/15/2024	49,000	50,334
Discover Card Execution Note Trust 2019-A1 A1 — 3.040% 7/15/2024	174,000	181,058
Synchrony Card Funding LLC 2019-A2 A — 2.340% 6/15/2025	1,144,000	1,175,932
Synchrony Card Funding LLC 2019-A1 A — 2.950% 3/15/2025	989,000	1,024,180
		$6,394,715

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
EQUIPMENT — 21.4%
ARI Fleet Lease Trust 2018-B A3 — 3.430% 8/16/2027(f)	$380,000	$393,089
Ascentium Equipment Receivables 2019-2A A3 — 2.190% 11/10/2026(f)	718,000	731,991
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.970% 3/20/2024(f)	268,000	267,962
Avis Budget Rental Car Funding AESOP LLC 2017-1A A — 3.070% 9/20/2023(f)	2,192,000	2,195,464
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.450% 3/20/2023(f)	254,000	254,667
Chesapeake Funding II LLC 2017-3A A1 — 1.910% 8/15/2029(f)	837,750	840,189
Chesapeake Funding II LLC 2017-2A A1 — 1.990% 5/15/2029(f)	201,597	202,176
Chesapeake Funding II LLC 2017-4A C — 2.760% 11/15/2029(f)	286,000	285,334
Chesapeake Funding II LLC 2018-1A A1 — 3.040% 4/15/2030(f)	1,442,644	1,459,753
Chesapeake Funding II LLC — 3.110% 4/15/2031(f)	676,000	686,097
Chesapeake Funding II LLC 2018-2A A1 — 3.230% 8/15/2030(f)	1,546,995	1,575,718
CNH Equipment Trust 2020-A A2 — 1.080% 7/17/2023	683,000	683,146
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(f)	2,210,630	2,081,875
Daimler Trucks Retail Trust 2020-1 A2 — 1.140% 4/15/2022	207,000	207,212
Daimler Trucks Retail Trust 2019-1 A4 — 2.790% 5/15/2025(f)	1,000,000	1,005,967
Dell Equipment Finance Trust 2019-2 A3 — 1.910% 10/22/2024(f)	1,470,000	1,489,356
Dell Equipment Finance Trust 2019-2 B — 2.060% 10/22/2024(f)	1,073,000	1,075,344
Dell Equipment Finance Trust 2019-1 A2 — 2.780% 8/23/2021(f)	270,097	271,860
Dell Equipment Finance Trust 2019-1 B — 2.940% 3/22/2024(f)	1,294,000	1,297,115
Dell Equipment Finance Trust 2018-2 A3 — 3.370% 10/22/2023(f)	684,000	693,610
Dell Equipment Finance Trust 2018-2 C — 3.720% 10/22/2023(f)	1,777,000	1,787,083
Dell Equipment Finance Trust 2020-1 C — 4.260% 6/22/2023(f)	664,000	675,529
Enterprise Fleet Financing LLC 2020-1 A2 — 1.780% 12/22/2025(f)	549,000	555,113
Enterprise Fleet Financing LLC 2019-1 A2 — 2.980% 10/20/2024(f)	1,180,386	1,193,428
Enterprise Fleet Financing LLC 2018-1 A3 — 3.100% 10/20/2023(f)	2,195,000	2,236,550
Enterprise Fleet Financing LLC 2018-2 A2 — 3.140% 2/20/2024(f)	967,233	977,178
Enterprise Fleet Financing LLC 2018-3 A2 — 3.380% 5/20/2024(f)	342,337	348,704
Great American Auto Leasing, Inc. 2019-1 B — 3.370% 2/18/2025(f)	252,000	253,219
GreatAmerica Leasing Receivables Funding LLC 2019-1 A4 — 3.210% 2/18/2025(f)	250,000	254,305
GreatAmerica Leasing Receivables Funding LLC Series 2020-1 A3 — 1.760% 8/15/2023(f)	369,000	365,402
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 B — 2.990% 6/17/2024(f)	255,000	254,645
HPEFS Equipment Trust 2020-1A A2 — 1.730% 2/20/2030(f)	125,000	124,057

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
HPEFS Equipment Trust 2020-2A C — 2.000% 7/22/2030(f)	$711,000	$710,858
HPEFS Equipment Trust 2020-1A C — 2.030% 2/20/2030(f)	640,000	639,557
HPEFS Equipment Trust 2019-1A B — 2.320% 9/20/2029(f)	100,000	99,154
John Deere Owner Trust 2019 A A4 — 3.000% 1/15/2026	532,000	545,563
Kubota Credit Owner Trust 2020-1A A1 — 1.500% 5/17/2021(f)	136,442	136,476
Kubota Credit Owner Trust 2020-1A A2 — 1.920% 12/15/2022(f)	611,000	615,340
Kubota Credit Owner Trust 2018-1A A4 — 3.210% 1/15/2025(f)	730,000	752,829
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.070% 10/15/2024(f)	760,000	711,300
NextGear Floorplan Master Owner Trust 2019-1A A2 — 3.210% 2/15/2024(f)	934,000	941,194
NextGear Floorplan Master Owner Trust 2018-2A A2 — 3.690% 10/15/2023(f)	412,000	416,519
Verizon Owner Trust 2019 A A1A — 2.930% 9/20/2023	847,000	871,709
Verizon Owner Trust 2019 A B — 3.020% 9/20/2023	532,000	549,433
Verizon Owner Trust 2019-C A1A — 1.940% 4/22/2024	1,532,000	1,570,866
Verizon Owner Trust 2019-C B — 2.060% 4/22/2024	925,000	942,283
Verizon Owner Trust 2019-B A1A — 2.330% 12/20/2023	141,000	144,697
Verizon Owner Trust 2019-B B — 2.400% 12/20/2023	1,006,000	1,028,088
Verizon Owner Trust 2018-1A C — 3.200% 9/20/2022(f)	1,400,000	1,441,571
Verizon Owner Trust 2018-A A1A — 3.230% 4/20/2023	1,656,000	1,692,761
Verizon Owner Trust 2018-A B — 3.380% 4/20/2023	556,000	569,096
Volvo Financial Equipment LLC Series 2019-2A A2 — 2.020% 8/15/2022(f)	1,653,000	1,657,515
Volvo Financial Equipment LLC Series 2019-1A A3 — 3.000% 3/15/2023(f)	1,206,000	1,226,176
Volvo Financial Equipment LLC Series 2019-1A A4 — 3.130% 11/15/2023(f)	250,000	261,028
Wheels SPV 2 LLC 2019-1A A3 — 2.350% 5/22/2028(f)	1,033,000	1,057,862
		$45,305,013
OTHER — 5.5%
CARS-DB4 LP 2020-1A A1 — 2.690% 2/15/2050(f)	$322,252	$322,358
InSite Issuer LLC 2016-1A C — 6.414% 11/15/2046(f)	1,000,000	993,400
LCM XIII LP 13A ARR, 3M USD LIBOR + 1.140%, FRN — 2.275% 7/19/2027(e)(f)	800,000	786,002
MelTel Land Funding LLC 2019-1A C — 6.070% 4/15/2049(f)	312,000	307,086
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3 AT3 — 2.512% 9/15/2052(f)	517,000	514,415
New Residential Mortgage LLC 2018-FNT1 A — 3.610% 5/25/2023(f)	690,549	690,697

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(f)	$778,444	$777,965
Octagon Investment Partners 46 Ltd. 2020-2A E, 3M USD LIBOR + 7.860%, FRN — 1.000% 7/15/2033(b)(e)(f)	2,097,000	2,034,090
Palmer Square Loan Funding Ltd. 2018-4A A1, 3M USD LIBOR + 0.900%, FRN — 1.292% 11/15/2026(e)(f)	156,015	154,938
PFS Financing Corp. 2020-A B — 1.770% 6/16/2025(f)	2,119,000	2,118,576
PFS Financing Corp. 2019-A A2 — 2.860% 4/15/2024(f)	1,420,000	1,462,117
PFS Financing Corp. 2019-A B — 3.130% 4/15/2024(f)	1,000,000	1,025,353
PFS Financing Corp. 2018-F A — 3.520% 10/15/2023(f)	486,000	501,327
		$11,688,324
TOTAL ASSET-BACKED SECURITIES (Cost $123,673,282)		$124,904,650
CORPORATE BONDS & NOTES — 3.5%
BASIC MATERIALS — 0.1%
Neon Holdings, Inc. — 10.125% 4/1/2026(f)	$286,000	$280,280
CONSUMER, CYCLICAL — 2.1%
Air Canada 2020-1 Class C Pass Through Trust — 10.500% 7/15/2026(f)	$1,030,000	$989,961
American Airlines 2016-1 Class A Pass Through Trust — 4.100% 7/15/2029	868,936	727,274
American Airlines 2016-2 Class A Pass Through Trust — 3.650% 12/15/2029	1,047,488	851,052
Aramark Services, Inc. — 6.375% 5/1/2025(f)	316,000	326,311
Carnival Corp. — 11.500% 4/1/2023(f)	512,000	552,960
CD&R Smokey Buyer, Inc. — 6.750% 7/15/2025(f)	177,000	184,062
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	594,000	617,760
Winnebago Industries SR SECURED 144A 07/28 6.25 — 6.250% 7/15/2028(b)(f)	177,000	177,000
		$4,426,380
CONSUMER, NON-CYCLICAL — 1.0%
Cimpress plc — 7.000% 6/15/2026(f)	$335,000	$308,619
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 9.880% 6/30/2024(f)	1,763,891	1,684,516
		$1,993,135

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ENERGY — 0.3%
Natural Resource Partners LP / NRP Finance Corp. — 9.125% 6/30/2025(f)	$831,000	$689,730
TOTAL CORPORATE BONDS & NOTES (Cost $7,208,735)		$7,389,525
CORPORATE BANK DEBT — 6.9%
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 3.500% — 4.500% 9/27/2024(a)(e)	$964,000	$898,930
BJ Services Inc., 3M USD LIBOR + 7.000% — 8.500% 1/3/2023(a)(b)(d)(e)	237,500	200,464
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024(a)(e)	1,130,248	1,129,039
Consolidated Communications, 1M USD LIBOR + 3.000% — 4.000% 10/4/2023(a)(e)	948,831	899,018
Delta Air Lines, Inc., 3M USD LIBOR + 4.75% — 5.75% 4/29/2023(a)(e)	334,000	326,485
Franchise Group New Holding LLC — 8.000% 9/30/2020(a)(b)(d)(e)	1,105,409	1,105,409
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 2/27/2024(a)(e)	672,000	571,991
Frontier Communications Corp., 2M USD LIBOR + 2.750% — 6.000% 6/15/2024(a)(e)	1,430,808	1,395,037
General Nutrition Centers, Inc., 1M USD LIBOR + 9.000% — 10.000% 12/23/2020(a)(e)	1,711,000	1,625,450
Hanjin International Corp., 1M USD LIBOR + 2.500% — 2.768% 10/18/2020(a)(e)	320,000	288,000
JC Penney Corp., Inc., 1M USD LIBOR + 11.750% — 13.000% 11/15/2020(a)(e)	91,809	49,118
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(a)(e)	526,085	202,543
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024(a)(e)	333,403	276,725
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000% — 10.000% 10/23/2020(a)(e)	640,000	(6,400)
MEC Filo TL, 9.500% — 11.500% 2/12/2021(a)(b)(d)	1,087,000	923,950
Mediaco Holding, Inc. Class A, 6.400% — 8.400% 11/25/2024(a)(b)(d)	1,212,791	1,081,907
PHI, Inc., 6M USD LIBOR + 7.000% — 8.000% 9/4/2024(a)(e)	1,197,406	1,179,445
Polyconcept North America Holdings, Inc., 3M USD LIBOR + 4.500% — 5.500% 8/16/2023(a)(e)	753,029	621,248
Tech Data Corp., 1M USD LIBOR + 3.50% — 3.678% 6/30/2025(a)(e)	470,000	465,300

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Windstream Corp., 1M USD LIBOR + 0.000% — 7.500% 2/17/2024(a)(e)	$587,000	$352,200
Windstream Holdings Inc., 1M USD LIBOR + 2.500% — 2.680% 2/26/2021(a)(e)	1,000,000	980,000
TOTAL CORPORATE BANK DEBT (Cost $15,358,505)		$14,565,859
U.S. TREASURIES — 14.9%
U.S. Treasury Bills — 0.086% 7/7/2020(g)	$9,074,000	$9,073,796
U.S. Treasury Bills — 0.112% 7/14/2020(g)	5,683,000	5,682,700
U.S. Treasury Bills — 0.119% 7/21/2020(g)	6,042,000	6,041,509
U.S. Treasury Bills — 0.135% 7/28/2020(g)	10,085,000	10,083,999
U.S. Treasury Bills — 0.127% 8/4/2020(g)	695,000	694,903
TOTAL U.S. TREASURIES (Cost $31,577,185)		$31,576,907
TOTAL BONDS & DEBENTURES — 103.4% (Cost $217,834,981)		$218,822,534
TOTAL INVESTMENT SECURITIES — 103.6% (Cost $218,450,766)		$219,311,932
SHORT-TERM INVESTMENTS — 1.1%
State Street Bank Repurchase Agreement — 0.00% 7/1/2020 (Dated 06/30/2020, repurchase price of $2,360,000, collateralized by $2,219,100 principal amount U.S. Treasury Notes — 2.63% 2023, fair value $2,407,291)(h)	$2,360,000	$2,360,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,360,000)		$2,360,000
TOTAL INVESTMENTS — 104.7% (Cost $220,810,766)		$221,671,932
Other assets and liabilities, net — (4.7)%		(9,867,475)
NET ASSETS — 100.0%		$211,804,457

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

(a)  Restricted securities. These restricted securities constituted 7.10% of total net assets at June 30, 2020, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(c)  Non-income producing security.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.79% of total net assets at June 30, 2020.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2020. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements.)

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 3.500% — 4.500% 9/27/2024	03/06/2020, 03/12/2020, 03/20/2020	$862,766	$898,930	0.42%
BJ Services Inc., 3M USD LIBOR + 7.000% — 8.500% 1/3/2023	01/28/2019	235,985	200,464	0.09%
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024	03/16/2020, 03/24/2020, 06/30/2020	1,061,176	1,129,039	0.53%
Consolidated Communications, 1M USD LIBOR + 3.000% — 4.000% 10/4/2023	03/18/2020, 05/04/2020, 06/30/2020	798,540	899,018	0.42%
Delta Air Lines, Inc., 3M USD LIBOR + 4.75% — 5.75% 4/29/2023	04/27/2020	324,180	326,485	0.15%
Franchise Group New Holding LLC — 8.000% 9/30/2020	02/14/2020	1,105,409	1,105,409	0.52%
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 2/27/2024	12/10/2019	568,631	571,991	0.27%
Frontier Communications Corp., 2M USD LIBOR 2.750% — 6.000% 6/15/2024	03/20/2020, 04/14/2020	1,361,497	1,395,037	0.66%
General Nutrition Centers, Inc., 1M USD LIBOR + 9.000% — 10.000% 12/23/2020	12/04/2019, 12/11/2019, 03/12/2020, 03/23/2020	1,651,123	1,625,450	0.77%
Hanjin International Corp., 1M USD LIBOR + 2.500% — 2.768% 10/18/2020	10/31/2019, 03/09/2020	317,514	288,000	0.14%
JC Penney Corp., Inc., 1M USD LIBOR + 11.750% — 13.000% 11/15/2020	06/08/2020	45,904	49,118	0.02%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	01/17/2019, 02/08/2019, 03/11/2019	478,121	202,543	0.10%
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024	01/09/2019, 06/18/2019, 06/19/2019	333,322	276,725	0.13%

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2020
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000% — 10.000% 10/23/2020	02/28/2020	$ (17,890)	$ (6,400)	0.00%
MEC Filo TL, 9.500% — 11.500% 2/12/2021	11/07/2019	1,081,538	923,950	0.44%
Mediaco Holding, Inc. Class A, 6.400% — 8.400% 11/25/2024	11/25/2019, 12/12/2019, 12/13/2019, 12/18/2019, 03/27/2020, 06/30/2020	1,201,837	1,081,907	0.51%
PHI Group, Inc.	08/19/2019	188,003	154,791	0.07%
PHI Group, Inc, Restricted	08/19/2019	427,782	334,607	0.16%
PHI, Inc., 6M USD LIBOR + 7.000% — 8.000% 9/4/2024	07/10/2019, 12/05/2019	1,177,995	1,179,445	0.56%
Polyconcept North America Holdings, Inc., 3M USD LIBOR + 4.500% — 5.500% 8/16/2023	11/18/2019	746,510	621,248	0.29%
Tech Data Corp., 1M USD LIBOR + 3.50% — 3.678% 6/30/2025	06/26/2020	462,950	465,300	0.22%
Windstream Corp., 1M USD LIBOR + 0.000% — 7.500% 2/17/2024	01/07/2020, 02/14/2020	562,856	352,200	0.17%
Windstream Holdings Inc., 1M USD LIBOR + 2.500% — 2.680% 2/26/2021	03/08/2019, 03/29/2019	998,541	980,000	0.46%
TOTAL RESTRICTED SECURITIES		$15,974,290	$15,055,257	7.10%

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $218,450,767)	$219,311,933
Short-term investments — repurchase agreements	2,360,000
Cash	79,472
Receivable for:
Capital Stock sold	731,216
Dividends and interest	442,461
Investment securities sold	2,876
Prepaid expenses and other assets	1,698
Total assets	222,929,656
LIABILITIES
Payable for:
Investment securities purchased	10,915,100
Capital Stock repurchased	100,458
Advisory fees	23,884
Accrued expenses and other liabilities	85,757
Total liabilities	11,125,199
NET ASSETS	$211,804,457
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 20,806,348 outstanding shares	$20,806,348
Additional Paid-in Capital	189,026,306
Distributable earnings	1,971,803
NET ASSETS	$211,804,457
NET ASSET VALUE
Offering and redemption price per share	$10.18

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020
(Unaudited)

INVESTMENT INCOME
Interest	$2,556,074
EXPENSES
Advisory fees	404,166
Transfer agent fees and expenses	42,423
Legal fees	37,873
Custodian fees	33,472
Trustee fees and expenses	28,331
Filing fees	26,172
Reports to shareholders	21,527
Audit and tax services fees	9,305
Administrative services fees	3,367
Other professional fees	3,048
Other	3,862
Total expenses	613,546
Reimbursement from Adviser	(297,749)
Net expenses	315,797
Net investment income	2,240,277
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,167,544
Net change in unrealized appreciation (depreciation) of:
Investments	82,782
Net realized and unrealized gain	1,250,326
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,490,603

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019(1)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,240,277	$2,440,532
Net realized gain (loss)	1,167,544	(67,175)
Net change in unrealized appreciation	82,782	778,384
Net increase in net assets resulting from operations	3,490,603	3,151,741
Distributions to shareholders	(2,270,053)	(2,400,488)
Capital Stock transactions:
Proceeds from Capital Stock sold	94,834,256	143,104,215
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,843,016	1,963,802
Cost of Capital Stock repurchased	(26,182,727)	(9,080,908)
Net increase from Capital Stock transactions	70,494,545	135,987,109
Total change in net assets	71,715,095	136,738,362
NET ASSETS
Beginning of period	140,089,362	3,351,000
End of period	$211,804,457	$140,089,362
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	9,333,618	14,199,869
Shares issued to shareholders upon reinvestment of dividends and distributions	182,562	193,874
Shares of Capital Stock repurchased	(2,593,608)	(895,067)
Change in Capital Stock outstanding	6,922,572	13,498,676

(1)  Operations of the Fund commenced on December 31, 2018, upon which the Fund sold 335,100 shares of capital stock worth $3,351,000

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
Per share operating performance:
Net asset value at beginning of period	$10.13		$10.00
Income from investment operations:
Net investment income*	0.14		0.28
Net realized and unrealized gain on investment securities	0.05		0.10
Total from investment operations	0.19		0.38
Less distributions:
Dividends from net investment income	(0.14)		(0.25)
Net asset value at end of period	$10.18		$10.13
Total investment return***	1.87%		3.78%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$211,804		$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.76	%†	1.01%
After reimbursement from Adviser	0.39	%†	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.40	%†	2.11%
After reimbursement from Adviser	2.76	%†	2.74%
Portfolio turnover rate	88	%†	30%

*  Per share amount is based on average shares outstanding.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $136,225,900 for the period ended June 30, 2020. The proceeds and cost of securities sold resulting in net realized gains of $1,167,544 aggregated $63,609,170 and $62,441,626, respectively, for the period ended June 30, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, the Fund's investment Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.39% of the average net assets of the Fund through December 31, 2019, in excess of 0.39% of net assets of the Fund for the year ended December 31, 2020, in excess of 0.49% of net assets of the Fund for the year ended December 31, 2021, and in excess of 0.59% of net assets of the Fund for the year ended December 31, 2022. During the term of the current expense limit agreement, beginning January 1, 2020 and ending December 31, 2022, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning January 1, 2023, any expenses reimbursed to the Fund by

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of average net assets of the Fund for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

For the period ended June 30, 2020, the Fund paid aggregate fees and expenses of $28,331 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2020 was $218,450,766 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2020, for federal income tax purposes was $2,666,379 and $1,805,213, respectively resulting in net unrealized appreciation of $861,166. As of and during the period ended June 30, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day.

If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2020: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	—	—	$489,398	$489,398
Commercial Mortgage-Backed Securities
Agency	—	$3,683,768	—	3,683,768
Agency Stripped	—	2,502,090	—	2,502,090
Non-Agency	—	22,935,792	—	22,935,792
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	4,229,210	—	4,229,210
Agency Pool Fixed Rate	—	403,567	—	403,567
Agency Stripped	—	258,881	—	258,881
Non-Agency Collateralized Mortgage Obligation	—	5,232,665	1,139,620	6,372,285
Asset-Backed Securities
Auto	—	33,436,187	—	33,436,187
Collateralized Loan Obligation	—	21,755,469	6,324,942	28,080,411
Credit Card	—	6,394,715	—	6,394,715
Equipment	—	45,305,013	—	45,305,013
Other	—	9,654,234	2,034,090	11,688,324
Corporate Bonds & Notes	—	7,212,525	177,000	7,389,525
Corporate Bank Debt	—	11,254,129	3,311,730	14,565,859
U.S. Treasuries	—	31,576,907	—	31,576,907
Short-Term Investment	—	2,360,000	—	2,360,000
	—	$208,195,152	$13,476,780	$221,671,932

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2020:

Investments	Beginning Value at December 31, 2019	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2020	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2020
Common Stocks	$489,398	—	—	—	—	$489,398	—
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	1,204,188	$(1,927)	$676,379	$(1,359,133)	$620,113	1,139,620	—
Asset-Backed Securities
Collateralized Loan Obligation	—	(23,638)	6,348,580	—	—	6,324,942	$(23,638)
Other	—	—	2,034,090	—	—	2,034,090	—
Corporate Bonds & Notes	—	—	177,000	—	—	177,000	—
Corporate Bank Debt	2,554,734	(237,485)	2,194,617	(1,200,136)	—	3,311,730	(322,764)
	$4,248,320	$(263,050)	$11,430,666	$(2,559,269)	$620,113	$13,476,780	$(346,402)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $1,139,620 out of Level 2 and into Level 3 and $519,507 out of Level 3 into Level 2 during the period ended June 30, 2020.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2020:

Financial Assets	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks	$489,398	Restricted Assets (a)	Quotes/Prices	$6.50
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$1,139,620	Third-Party Broker Quote (b)	Quotes/Prices	$99.43-$99.74
Asset-Backed Securities Collateralized Loan Obligation	$6,324,942	Third-Party Broker Quote (b)	Quotes/Prices	$92.00-$100.00
Asset-Backed Securities — Other	$2,034,090	Third-Party Broker Quote (b)	Quotes/Prices	$97.00
Corporate Bonds & Notes	$177,000	Third-Party Broker Quote (b)	Quotes/Prices	$100.00
Corporate Bank Debt	$2,387,780	Pricing Model (c)	Amortized Cost	$84.41-$100.00
	$923,950	Most Recent Capitlization (Funding) (d)	Cost	$85.00

(a)  The fair value is based on recent trade activity obtained from market makers in the security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(c)  The Pricing Model technique for Level 3 securities involves amortized cost. If the financial condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of the investment could be lower.

(d)  The significant unobservable inputs used in the fair value measurment are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

NOTE 7 — Collateral Requirements

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The Fund did not hold derivative positions during the period ended June 30, 2020.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an International Swaps Derivatives Associations, Inc.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

("ISDA Master agreement") or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2020:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreements	$2,360,000	$(2,360,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $2,407,291 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 8 — Commitments

For the period ended June 30, 2020, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 3/15/2024	$79,849
JC Penney Corp., Inc., 1M USD LIBOR + 11.750% — 13.000% 11/15/2020	$45,905
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023	$640,000

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2019	$1,000.00	$1,000.00
Ending Account Value June 30, 2020	$1,018.70	$1,022.92
Expenses Paid During Period*	$1.96	$1.96

*  Expenses are equal to the Fund's annualized expense ratio of 0.39%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2020 (182/366 days).

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (July 2003-Present), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since July 2003), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, Wedbush Capital

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustee(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2018	Partner of FPA. Formerly Chief Executive Officer of the FPA New Income (until February 2015). Vice President and Portfolio Manager of FPA New Income (since 2004).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since December 2018).

J. Richard Atwood, 1960	President	2002

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA FLEXIBLE FIXED INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2020

FPA International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

"The stock market is the story of cycles and of the human behavior that is responsible for overreactions in both directions."

Seth Klarman, Chief Executive Officer and Portfolio Manager of the Baupost Group, October 2007

"You get recessions, you have stock market declines. If you don't' understand that's going to happen, then you're not ready, you won't do well in the markets."

Peter Lynch, February 6,1996

Dear Fellow Shareholders,

The second quarter was in sharp contrast with what we experienced earlier in the year. Governments around the world announced unprecedented measures to inject unquantifiable amounts of liquidity into the financial system and to stimulate economic activity in response to the Covid-19 crisis. These initiatives fueled an impressive rally in the market. Many stocks recovered a significant portion of the losses they suffered in the broad dislocation caused by the pandemic and the resulting confinement measures. We believe the recent rally in equities has been almost entirely driven by further acceleration in multiple expansion.

Nonetheless, the past few months proved to be another favorable period for the FPA International Value Fund (the "Fund") which reaped the benefits of our continued monitoring of high-quality companies in our investment universe and the steady execution of our value-based discipline at times of market distress.

In the first quarter, we took advantage of stretched valuations to monetize holdings that no longer offered an appropriate margin of safety. We also focused on filtering out companies with unproven management or excessive financial leverage and businesses whose fundamentals were likely to be structurally altered by the Covid-19 crisis. Our investment philosophy dictates that we only contemplate investing in businesses that we can research and appraise. This resulted in the Fund holding historically high levels of cash heading into the downturn, which allowed us to minimize losses and redeploy capital at heavily discounted prices when equity markets panicked.

In the months leading up to the crash, we were revising our intrinsic value assessments to account for a possible industrial downturn and for the inevitable economic disruption we believed would result from the pandemic. Many of these revised estimates involved companies in our coverage universe (but not in the Fund) and that had been researched and monitored continuously behind the scenes. We were able to ask ourselves some of the right questions early on, and identify areas where we lacked the answers necessary to forecast the economics of individual businesses and produce what we believe are robust estimates of fair value.

We were ready to act when the downturn happened. Knowing our coverage universe well and being able to rely on our valuation analyses gave us the confidence we needed to invest amid uncertainty at what turned out to be a particularly opportune time. We continued to take advantage of the broad dislocation caused by the Covid-19 pandemic and the resulting confinement measures to build new positions and redeploy almost all of the cash previously accumulated. The Fund's cash holding reached a new historic low as a result.

Buying assets at a significant discount to estimated intrinsic value once again worked well for the Fund, as these re-investment efforts allowed us to participate fully in the market recovery this quarter, further demonstrating the merits of our investment discipline. Our focus on fundamentally strong businesses, conservative balance sheets, and superior management teams also helped insure that we could capture these returns while minimizing the risk of capital impairment.

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Fund performance

In the second quarter of 2020, the Fund returned 18.61% (in U.S. currency), net of fees and expenses (the Fund's most recent net expense ratio was 1.29%). This compared to 16.12% over the same period for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index").

Since the beginning of the year, the Fund has returned -1.23%, net of fees and expenses (the Fund's most recent net expense ratio was 1.29%) versus -11.00% for the Index over the same period. This is merely a snapshot in time and only a relative notion, but the Fund's performance has held up well through several difficult years for value investing. While we have navigated the storm well so far, market conditions have proven quite testing for many value investors who have been struggling to generate positive returns in the past decade.

Most importantly, since its inception on Dec. 1, 2011, the Fund has returned an average of 7.81% per year (in U.S. currency) net of fees and expenses (the Fund's net expense ratio averaged just under 1.29% since inception).1 This compares to an annualized return of 4.75% for the Index.2

In addition, we note that cash and equivalent holdings stood at 8% at the end of the second quarter. Since the Fund's inception, cash exposure has averaged 31% of total assets, while fluctuating from less than 10% to more than 40%, depending on the availability of suitable investment opportunities. That means the Fund's historical returns were achieved with less investment exposure, and therefore less fundamental risk (as well as less volatility for those who think of risk in such terms).

Holdings performance

Equity holdings (i.e., excluding cash and cash equivalent) notably outperformed in the quarter, with a positive return of roughly 23% (in U.S. currency) versus 16% for the Index (in U.S. currency). That held true for the last six months as well, with the Fund's equity holdings down approximately 1% versus the Index down about 11% in the period. Most importantly, however, since the inception of the Fund, the annualized return of the Fund's equity holdings is roughly 13% (in U.S. currency), compared to less than 5% for the Index.3

Unsurprisingly given the sharp recovery in market prices this quarter, many of our holdings made positive contributions to the Fund's performance in the period. Technology and gaming were particularly strong contributors, along with consumer staples and discretionary (to a lesser degree). Only a handful of positons had a negative impact on the portfolio. Those included three companies that the Fund no longer owned as of June 30: Europe-based leading providers of catering services Compass Group Plc and Sodexo SA, and British funeral

1  Based on the annualized rate of the Fund from Dec. 1, 2011 to June 30, 2020 in U.S. currency.

2  The Index's annualized return of 4.75% is for the period from Nov. 30, 2011 to June 30, 2020 in U.S. currency. From Dec. 1, 2011 to June 30, 2020, the Index has produced an annualized return of 4.64% vs 7.81% for the Fund.

3  https://fpa.com/docs/default-source/funds/fpa-international-value/literature/ivf-perf-data-december-20112020-q2.pdf?sfvrsn=2. The performance of the equity portfolio holdings segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Performance of the equity portfolio holdings excludes the impact of cash and cash equivalents and investments in government debt. An investor in the Fund cannot achieve these returns and can only purchase and redeem shares at net asset value. Please refer to the first page for overall net performance of the Fund since inception. The long equity performance information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will, or is likely to achieve profits, losses, or results similar to those shown.

Past performance is no guarantee, nor is it indicative, of future results. Please see end of Commentary for important disclosures.

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services company Dignity Plc. The detractors also included two newly purchased holdings: Sony Corp and Babcock International Group Plc ("Babcock"). Based in Japan, Sony Corp is a leading provider of games and network services (segments that are now eclipsing the company's legacy consumer electronics business). Based in England, Babcock is a leading provider of engineering and support services to the Ministry of Defence.

We witnessed meaningful price fluctuations once again this period. Some of these fluctuations can be explained, at least to some degree, by the uncertainties associated with the Covid-19 crisis. Generally speaking, however, we believe short-term developments are seldom a reflection of changes in the underlying fundamentals and intrinsic value of individual stocks. Because of this, investors' focus should always be on long-term business prospects, and we encourage shareholders to evaluate the performance of our investments over multiyear periods of time rather than over a few months.

Worst performer

The largest detractor to performance this quarter was Babcock, with a negative contribution of 0.44%. It was also the Fund's worst-performing holding, with a share price that fell 19.33% (in U.S. currency).4,5

Based in the United Kingdom, Babcock is a leading provider of engineering and support services for the defense, aviation, and civil nuclear markets. It is a key contractor for the Ministry of Defence, and the largest operator of aerial firefighting and aerial medical services in Europe. The business mainly comprises multiyear and multi-decade contracts with high visibility, high strategic importance, attractive and stable margins, and limited correlation to macroeconomic cycles. Direct competition is limited due to technical, regulatory, and asset-based barriers to entry in its core activities.

Despite these strong fundamentals, Babcock has been working through challenges from an ill-timed and overpriced acquisition by the prior management team in 2014. The deal established Babcock's leading presence in attractive aviation markets such as aerial emergency services, but it also included a business in the highly competitive offshore oil and gas transport sector that is no longer profitable due to significant industry headwinds. As a result, Babcock had to issue a series of profit warnings that have eroded investor confidence and negatively impacted the share price. The pressure continued this quarter as management announced further restructuring initiatives and wrote off the oil and gas business altogether.

As value investors, it is not uncommon for us to invest in companies faced with temporary setbacks, since their stocks are often unloved (and therefore undervalued) as a result. In this instance, we identified the problems as part of our due diligence and factored them into our investment thesis on Babcock. We assumed a complete impairment of the oil and gas business and anticipated temporary pressure in several of the group's divisions. However, as is often the case with these situations, the market has become excessively focused on the group's

4  Based on the percentage of Babcock's share price change from March 31, 2020 to June 30, 2020 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of June 30, 2020, Babcock represented 2.07% of the Fund's assets.

5  Detractors and contributors noted throughout this commentary are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.

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short-term challenges while underappreciating Babcock's core strengths. We believed the group's stock price ultimately didn't reflect the long-term cash flow and return profile of the business.

The business has been negatively impacted by the Covid-19 crisis, and we therefore lowered our estimate of its intrinsic value, but we remain interested in being shareholders of Babcock, so long as its stock continues to trade at a significant discount. Furthermore, we are encouraged by the appointment of David Lockwood as Babcock's CEO, given his industry track record and experience with turnaround situations.

Best performer

The Fund's biggest contributor to performance this quarter was Northern Data AG (N-Data), with a contribution of 1.30%. It was also the Fund's best-performing holding, with a share price that increased 88.78% (in U.S. currency).6

Based in Germany, N-Data is the result of the recent merger of two independent companies that together formed a leading provider of high-performance computing (HPC) solutions. While the company has historically primarily served bitcoin mining clients, its business is set to increasingly shift toward the fields of artificial intelligence, big data analytics, and games streaming. Demand for HPC is growing exponentially in a digital and data-driven business world. Such growth comes with significant structural challenges, including physical space, access to large amounts of electrical power at affordable prices, heat management, and the ability to scale-up efficiently and rapidly. Few existing companies can address these issues. N-Data combines proprietary software and a unique site in Texas in order to provide a compelling solution.

We took advantage of what we viewed as a heavily discounted stock price relative to the company's long-term prospects to invest in N-Data. At the time, given the many challenges associated with the company's plans, we expected it to take years for N-Data to demonstrate its capabilities, build up its main site to capacity, and evolve into a mature company. We expected it to take even longer for the market to ultimately realize the value of the business. To our surprise, the share price almost doubled in a matter of weeks.

While we continue to think that N-Data has the potential to develop into a leading player in the field of HPC in the long run, our assessment of intrinsic value also reflects the execution risks and uncertainties inherent in the business. Because of that and the recent rally in the company's share price, we no longer believe that the stock of N-Data provides what we consider an appropriate margin of safety.

Portfolio activity7

Weightings

As always, throughout the quarter we continued to add to holdings we believe offer attractive discounts to intrinsic value, and to trim positions that are becoming less attractively priced. We also rebalanced individual positions based on relative discounts to intrinsic value. While this helps ensure that our most compelling investments are more heavily weighted to drive performance, it can also inflate portfolio turnover at times,

6  Based on the percentage of Northern Data AG's share price change from March 31, 2020 to June 30, 2020 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. Northern Data AG's contribution to the Fund's return in the quarter was 1.30%. As of June 30, 2020, Northern Data AG represented 2.94% of the Fund's net assets.

7  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable.

Past performance is no guarantee, nor is it indicative, of future results.

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particularly if short-term volatility rises. We expect the extraordinary fluctuations in prices that we have experienced in the past six months to increase our portfolio turnover this year.

Specifically, we continued to build positions we initiated toward the end of the first quarter, and we increased the Fund's ownership of portfolio companies whose stocks had experienced material weakness. Those included Care Ratings Ltd (a leading Indian issuer of credit ratings), Yougov Plc (an England-based leading provider of market and opinion research), and Koninklijke DSM NV (a Netherlands-based leader in nutritional ingredients for animal and human nutrition).

Because of strong performance during the quarter, we also trimmed several of the Fund's holdings. Those included many of the consumer staples and discretionary players whose stock prices were among the first to recover, presumably as a function of their traditional safe-haven status. England-based Reckitt Benckiser Group Plc, in particular, benefited disproportionately in the aftermath of the pandemic because of its broad portfolio of hygiene products. To some degree, this was also the case with beer companies like Netherlands-based Heineken Holding NV, although we expect these businesses to be more severely impacted by the Covid-19 crisis. The Fund's investments in the eye care industry enjoyed favorable momentum as well, including leading retailer GrandVision NV (based in the Netherlands), which was our highest contributor in the first quarter.

Purchases

During the period, we made an unprecedented number of acquisitions (well in excess of 10 new holdings). This exceptional level of purchase activity reflected the highly compelling buy-in opportunity the market provided across the board in the past few months because of the Covid-19 pandemic.

Such broad-based buying is uncharacteristic of our investment approach, but it stems from the unique situation created by government responses to this health crisis and the associated economic fall-out. As bottom-up investors, we typically get interested in a particular business when it is going through some temporary disruption. These situations are not common, which is why new purchases are relatively rare for the Fund, and why our portfolio often remains concentrated on a small group of holdings. On rare occasions, such as in the first quarter, the market can experience broad dislocations and present us with dozens of compelling opportunities at once. Never before, even during the global financial crisis (which saw a decoupling between developed and emerging markets), had we experienced such indiscriminate selling.

Furthermore, our research-driven and value-based approach typically allows us to focus on our best ideas. Since inception, there've been times when we invested as much as 20% of the Fund's assets in a given name or group of holdings. Through our proprietary research, we can make a reasonable determination of the range of outcomes for a given business, assess its long-term cash flow generation profile, and derive what we believe is a reliable estimate of its intrinsic value. The high level of conviction we derive from this analytical work is ultimately what allows us be more concentrated.

However, with Covid-19, uncertainty impacted all businesses in ways that were extremely difficult to evaluate. We found ourselves unable to apply that same laser-focused selection approach. We could eliminate many prospects based on the structural implications of the crisis for the business, such as excessive leverage going into such a sharp downturn or the ability of management to deal with such a unique shock. But often there were no grounds on which to choose between two potential investments. As such, our discipline dictated broad-based rather than targeted buying, which ultimately explains the large number of new purchases.

As the crisis unfolded, we continued to study its potential impact on the various businesses in our coverage universe. The goal was to be able to refine the portfolio as needed. As more information became available, and

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our understanding of the long-term effects improved, we were able to test previous decisions further, and to fine-tune our estimates of intrinsic values. In the case of Compass, it actually caused us to exit our newly purchased position.

Almost all of the new investments were in companies we had long identified as well-run, financially strong, high-quality businesses that belonged to our coverage universe, or that we had owned in the past. They included firms like Accenture Plc (an Ireland-based leading provider of technology consulting services), Dassault Systemes SA (a France-based leading provider of design software), DSV Panalpina A/S (a Denmark-based leading provider of transport and logistic services), Freightways Ltd (a New Zealand-based leading provider of express packaging services), or Metso Oyj and Outotec Oyj. We had previously owned Metso and Outotec individually. This time, the two Finland-based leading providers of industrial equipment had engaged in a complex transaction involving on the one hand, a merger of their respective mining businesses, and on the other hand, the spin-off of Metso's valves and actuators division (now Neles). Our long-standing knowledge of all the individual pieces led us to believe that the market was mispricing both stocks (and one more so than the other).

Sales

During the quarter, we also completed the sale of several holdings, including Dignity Plc, Nestle SA, Randstad NV, Sodexo SA and Compass Group Plc, Sulzer AG, and Sumo Group Plc. Not all, however, were dictated by a significant increase in share price and the closing of the discount to estimated intrinsic value.

We discussed the cases of Compass and Sodexo earlier. Both companies are examples of a situation where our ability to research and appraise the business (the first selection criteria according to our investment policy) had become unsatisfactory. Compass and Sodexo are both providers of catering services. That means that they serve fresh food in high-traffic and/or high-density, often small, confined spaces to a broad range of places including educational institutions (such as university campuses), sports arenas, business offices, and healthcare facilities (typically for elective surgery in-patients). Based on our more recent research, we believe the underlying fundamentals of these businesses are challenged at multiple levels by the Covid-19 crisis, may be transformed as a result, and could ultimately be, at least in part, permanently impaired.

Dignity is another example of a situation where it had become virtually impossible for us to assess the long-term fundamentals of the business. Certainly the pandemic has been highly disruptive for memorial services, but that is not what led to our decision to sell the stock. Rather, the company was victim of what we consider a "state crime." The sector seemed like an improbable target, but over the last almost three years now, it has been the target of arbitrary attacks from British authorities under the pretense of investigations into industry practices (pricing in particular). Dignity's position in funeral and crematorium services in England is strong, but its future is nonetheless in doubt as a result. While nothing has come out of these inquiries thus far, they have drained resources from the business, made it extremely difficult for management to run the organization, and pushed the firm into an unmanageable strategic and financial situation. This untenable position was further illustrated by the announcement that CEO Mark McCollum would step down this quarter. A search for a capable executive willing to step into this mess is underway. Considering all these issues, we sold the position even though doing so would result in an impairment of capital.

Based in the Netherlands, Randstad is a leading provider of employment services. The company is an example of a situation where we could no longer be comfortable with the balance sheet given the dramatic economic downturn it will likely face because of the Covid-19 crisis. We also felt management may not quite have the capabilities needed to navigate such a shock.

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The other cases are more straight forward. Based in England, Sumo is a leading provider of engineering services to the video game industry. Based in Switzerland, Nestle is one of the world's largest multinational packaged food companies. We commented on these two companies on multiple occasions in the past as they've been long-term winners for the Fund. In both cases, and consistent with our investment discipline, we sold the position as the stock price increased and the discount to estimated intrinsic value unwound. This is also true of Sulzer (a Swiss manufacturer of industrial pumps, particularly for oil and gas applications). In this case, however, we had grown concerned in recent years about the significant headwinds in the industry. Together with some disappointing management initiatives, this had led us to reduce our estimate of intrinsic value. While the stock prices of these companies no longer provide what we consider an appropriate margin of safety, we continue to view them as quality businesses, and we would be interested in becoming shareholders again at the right price.

Portfolio profile

Net of the aforementioned transactions, the Fund held 50 disclosed positions on June 30, which is an unprecedented and exceptionally high number. We note that several of the Fund's holdings are similar in nature, including beer companies Ambev SA (based in Brazil) and Heineken Holding NV, CRH Plc and Compagnie de Saint Gobain (both Europe-based manufacturers of building products), and Fielmann AG and GrandVision NV (both Europe-based optical retailers). The top 10 positions accounted for close to 30% of the Fund's total assets. The top five holdings accounted for more than 15% of total assets. Ultimately, this is the most diversified portfolio we have ever owned, and that is a function of the unique market environment we faced in the first half of the year.

We remain cautious about our assessments of intrinsic value given the many uncertainties stemming from the Covid-19 crisis. Nevertheless, we must recognize that the weighted average discount to fair value of our holdings has come down materially as a result of the Fund's strong performance in the second quarter.

The Fund's holdings have a median market capitalization size of roughly $18 billion, and the weighted average capitalization was about $57 billion at the end of the period. However, we do not consider a company's market capitalization to be a relevant criterion from an investment perspective. We are invested across a wide range of market capitalization sizes, from less than $200 million to more than $600 billion. That's generally been the case since the Fund's inception, and we have produced positive results for the Fund over time by investing across a broad market capitalization spectrum.

We are similarly indifferent to which sector a company operates in, or where it happens to be domiciled. Nonetheless, looking at the Fund's geographic profile at the end of the quarter, 56% of total assets were invested in companies domiciled in Europe (ex-United Kingdom and Ireland). The Fund's exposure to the United Kingdom and Ireland stood at 21% of total assets. Emerging markets accounted for 12%, and Australia and New-Zealand totaled 7% of total assets. We had 4% exposure to Japan.

From a sector standpoint, we often migrate toward businesses that are cash generative and not very capital intensive. Those include service-type businesses and consumer goods companies. At the end of the quarter, discretionary and staples together accounted for 16% of total assets. The Fund's largest exposure was to technology and communications, which accounted for 38% of total assets. The Fund also had meaningful exposure to industrials, which accounted for 32% of total assets. Healthcare accounted for 6%, and Materials for 5%. We had 3% invested in financials, which reflected our investments in Care Ratings and leading Irish bank AIB Group Plc. Outside of that, we have had no exposure to banks since the Fund's inception. We noted in previous commentaries the challenges often associated with these investments, which typically are a poor fit for our

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philosophy and process. Overall, the Fund had limited exposure to the credit cycle and financially levered companies.8

While we try to provide some perspective on the Fund's sector profile in these commentaries, the portfolio is simply the residual output of our bottom-up approach. We also find that the Global Industry Classification Standard (GICS) classifications are of limited relevance. PageGroup Plc (based in England), for instance, provides recruitment services, yet it is classified as industrial. In our view, GICS's sector definitions are too broad to provide a meaningful picture of the Fund's underlying exposure.

More fundamentally, we think the Fund is exposed to a broad group of sectors, geographies, and end markets. We also believe many of the Fund's holdings have particular secular dynamics that help make them more predictable and better-suited to work through short-term economic challenges. While it is impossible to anticipate how individual stocks will perform going forward, we would argue that the Fund's exposure to varying sectors and geographies, along with the quality of its holdings, positions it well to withstand further market dislocation.

Investment prospects

Going forward, as stock prices seem hard set on returning to their late 2019 record highs, we expect this will lead us to monetize some of the investments we made in the aftermath of the markets' Covid-19 panic. We expect it to take many more months to fully understand the long-term impact of this terrible crisis. However, it is hard to believe that the prospects of most businesses have improved in a world beset with a problem of that breadth and magnitude. Yet the markets appear to price businesses at this point as if that was the case. As such, we expect a number of the discounts we identified could unwind rapidly going forward.

While this is likely to be frustrating from a portfolio turnover perspective, and therefore, from a tax and transactional cost point of view, this is what our stringent value-driven approach dictates. Once again, throughout this time of incredible volatility, we believe our investment strategy and process have demonstrated their value, so we will remain steadfast in our commitment to this discipline. We will stay focused on high-quality companies with strong, sustainable fundamentals that command pricing power, compelling prospects to build shareholder value in the long run, and balance sheets that can withstand short-term disruption. They must also have management teams capable of steering the business through both good and bad times, and of deploying capital in a way that creates value over time. Lastly, we will only put capital at risk when we think we can buy those stocks at significant discounts to our estimates of their intrinsic values.

We are concerned about the impact of Covid-19 and saddened by the possibility of further deaths, and the high likelihood of job losses and wealth destruction for many. We expect difficult months and possibly years ahead for the world's economy and for capital markets. From an investment point of view, however, that could provide us with compelling value opportunities, and we are energized and hopeful about that. As always, we stand ready to take advantage of any price dislocation to help us seek to compound wealth for our fellow shareholders.

8  Sector classification scheme reflects GICS (Global Industry Classification Standard).

Past performance is no guarantee, nor is it indicative, of future results.

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Phaeacian Partners Update

As we noted in last quarter's commentary, we were pleased to announce on Feb. 13 that, in partnership with Polar Capital, we had reached an agreement to acquire the International Value and World Value Strategies from FPA and to lift-out the team of six professionals that supports these strategies.

The transaction contemplates that the FPA Funds we manage will be reorganized into a new U.S. series trust and renamed the Phaeacian Funds. The team will establish a joint venture with Polar named Phaeacian Partners, with myself and Gregory A. Herr (the co-Portfolio Manager of our World Value Strategy) as general partners. Polar will provide operational support and distribution capabilities in multiple jurisdictions to help the Strategies' growth, thus allowing the team to remain focused on seeking to generate positive long-term returns.

Work is well underway to complete the necessary registrations for the new firm and to establish the new series trust to hold the Funds. We expect the filing of a Registration Statement, including a prospectus with information for shareholders to consider, in preparation for the upcoming proxy vote. Finally, we anticipate the transaction to be completed in the fourth quarter of this year.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
June 30, 2020

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

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Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The Fund may invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

Top Five Contributors (Contribution %, Weight %) (For the quarter-end 06/30/2020): Northern Data (1.30%, 2.9%); Capgemini (1.16%, 3.3%); Naver (1.14%, 2.2%); Valmet (1.13%, 2.8%); Adyen (0.95%, 2.7%)

Bottom Five Detractors (Contribution %, Weight %) (For the quarter-end 06/30/2020): Babcock International (-0.44%, 2.1%); Compass Group (-0.22%, 0.0%); Dignity (-0.15%, 0.0%); Sodexo (-0.12%, 0.0%); Sony (-0.05%, 2.4%)

Throughout this Commentary, detractors and contributors to Fund performance noted are based on contribution to return for the periods noted. Contributors and detractors are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results, and there is no assurance that the Fund's investment objective will be achieved or that the strategies employed will be successful. As with any investment, there is always the potential for gain, as well as the possibility of loss.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not

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guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. All indices include reinvestment of dividends and interest income unless otherwise noted. An investor cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

The MSCI ACWI ex-USA Index (Net) is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. Net index returns reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Other Definitions

Intrinsic value, in finance, is the "true, inherent, and essential value" of an asset independent of its market value. The portfolio manager defines the "intrinsic value" of a business to mean the discounted value of the cash that can be taken out of the business during its remaining life.

Market capitalization refers to the total value of all a company's shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

An asset's book value is equal to its carrying value on the balance sheet, and companies calculate it netting the asset against its accumulated depreciation.

Median market capitalization is the midpoint of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio will have higher market capitalizations; half will have lower.

High-quality business — The portfolio manager believes a high quality business is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

Margin of safety — Buying with a "margin of safety" is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price or guarantee against permanent capital loss.

Weighted average discount to intrinsic value — Refers to the weighted average discount to intrinsic value of all securities in the Fund based on fundamental research versus its actual market value Weighted average market capitalization refers to a type of stock market index construction that is based on the market capitalization of the index's constituent stocks. Large companies would thus account for a greater portion of an index than small-cap stocks.

The FPA Funds are distributed by UMB Distribution Services LLC, 235 W Galena Street, Milwaukee, WI 53212

11

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

12

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

June 30, 2020 (Unaudited)

Common Stocks		92.2%
Application Software	11.0%
Information Technology Services	9.5%
Advertising & Marketing	7.8%
Industrials	5.5%
Medical Equipment	4.1%
Household Products	4.0%
Beverages	3.7%
Building Maintenance Services	3.6%
Specialty Chemicals	3.2%
Consumer Electronics	3.0%
Other Commercial Services	2.8%
Consumer Finance	2.7%
Semiconductor Manufacturing	2.3%
Internet Media	2.2%
Courier Services	2.1%
Cement & Aggregates	2.1%
Professional Services	2.1%
Commercial Services	2.1%
Non Wood Building Materials	2.0%
Commercial & Residential Building Equipment & Systems	2.0%
Other Specialty Retail — Discretionary	1.9%
Health Care Supplies	1.8%
Construction & Mining Machinery	1.4%
Logistics Services	1.3%
Infrastructure Software	1.3%
Publishing & Broadcasting	1.1%
Banks	0.9%
Industrial Distribution & Rental	0.5%
Other Common Stocks	4.2%
Short-term Investments		7.8%
Other Assets And Liabilities, Net		0.0%
Net Assets		100.0%

13

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

June 30, 2020
(Unaudited)

COMMON STOCKS	Shares	Fair Value
APPLICATION SOFTWARE — 11.0%
Dassault Systemes SE (France)	28,508	$4,948,785
SAP SE (Germany)	44,140	6,170,304
Tencent Holdings Ltd. (China)	174,291	11,168,196
Ubisoft Entertainment SA (France)(a)	112,692	9,332,069
		$31,619,354
INFORMATION TECHNOLOGY SERVICES — 9.5%
Accenture plc (Class A) (Ireland)	28,334	$6,083,877
Capgemini SE (France)	82,269	9,493,961
Northern Data AG (Germany)(a)	102,491	8,417,009
RELX plc (Britain)	137,500	3,182,542
		$27,177,389
ADVERTISING & MARKETING — 7.8%
Care Ratings Ltd. (India)	982,619	$5,458,796
S4 Capital plc (Britain)(a)	1,811,014	6,057,694
Stroeer SE & Co. KGaA (Germany)	75,116	5,068,974
YouGov plc (Britain)	608,256	5,803,416
		$22,388,880
INDUSTRIALS — 5.5%
Electrocomponents plc (Britain)	928,376	$7,728,142
Valmet Oyj (Finland)	307,120	8,049,551
		$15,777,693
MEDICAL EQUIPMENT — 4.1%
Alcon, Inc. (Switzerland)(a)	94,733	$5,443,285
Koninklijke Philips NV (Netherlands)(a)	131,840	6,150,033
		$11,593,318
HOUSEHOLD PRODUCTS — 4.0%
Henkel AG & Co. KGaA (Germany)	49,465	$4,138,257
L'Oreal SA (France)	5,080	1,639,551
Reckitt Benckiser Group plc (Britain)	26,170	2,407,598
Unilever plc (Britain)	61,361	3,309,879
		$11,495,285
BEVERAGES — 3.7%
Ambev SA (Brazil)(a)	822,429	$2,138,458
Britvic plc (Britain)	459,064	4,371,655
Heineken Holding NV (Netherlands)	11,060	905,227
Pernod Ricard SA (France)	20,117	3,167,750
		$10,583,090
BUILDING MAINTENANCE SERVICES — 3.6%
ISS A/S (Denmark)(a)	651,302	$10,341,689

14

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
SPECIALTY CHEMICALS — 3.2%
Koninklijke DSM NV (Netherlands)	45,827	$6,361,610
Symrise AG (Germany)	23,479	2,743,442
		$9,105,052
CONSUMER ELECTRONICS — 3.0%
Basler AG (Germany)	25,412	$1,706,513
Sony Corp. (Japan)	99,245	6,850,895
		$8,557,408
OTHER COMMERCIAL SERVICES — 2.8%
ALS, Ltd. (Australia)	1,766,155	$8,064,693
CONSUMER FINANCE — 2.7%
Adyen NV (Netherlands)(a)(b)	5,249	$7,639,886
SEMICONDUCTOR MANUFACTURING — 2.3%
ASML Holding NV (Netherlands)	9,716	$3,554,238
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	51,486	2,922,860
		$6,477,098
INTERNET MEDIA — 2.2%
NAVER Corp. (South Korea)	27,936	$6,285,131
COURIER SERVICES — 2.1%
Freightways Ltd. (New Zealand)	1,308,801	$6,111,134
CEMENT & AGGREGATES — 2.1%
CRH plc (Ireland)	97,738	$3,364,166
Metso Oyj (Finland)	81,267	2,670,723
		$6,034,889
PROFESSIONAL SERVICES — 2.1%
Pagegroup plc (Britain)	1,281,933	$6,019,702
COMMERCIAL SERVICES — 2.1%
Babcock International Group plc (Britain)	1,545,379	$5,922,726
NON WOOD BUILDING MATERIALS — 2.0%
Cie de Saint-Gobain (France)(a)	158,351	$5,713,452

15

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 2.0%
dormakaba Holding AG (Switzerland)(a)	4,731	$2,583,632
Volution Group plc (Britain)	1,349,605	3,110,471
		$5,694,103
OTHER SPECIALTY RETAIL — DISCRETIONARY — 1.9%
Fielmann AG (Germany)	41,204	$2,779,900
GrandVision NV (Netherlands)(b)	96,750	2,756,437
		$5,536,337
HEALTH CARE SUPPLIES — 1.8%
EssilorLuxottica SA (France)(a)	40,850	$5,253,650
CONSTRUCTION & MINING MACHINERY — 1.4%
Outotec Oyj (Finland)	741,111	$4,109,528
LOGISTICS SERVICES — 1.3%
DSV PANALPINA A/S (Denmark)	30,382	$3,731,970
INFRASTRUCTURE SOFTWARE — 1.3%
Obic Co. Ltd. (Japan)	20,958	$3,693,615
PUBLISHING & BROADCASTING — 1.1%
APG SGA SA (Switzerland)(a)	17,219	$3,216,806
BANKS — 0.9%
AIB Group plc (Ireland)(a)	1,915,324	$2,418,366
INDUSTRIAL DISTRIBUTION & RENTAL — 0.5%
Ferguson plc (Britain)	18,208	$1,488,805
OTHER COMMON STOCKS — 4.2%(a)(c)		$11,997,990
TOTAL COMMON STOCKS — 92.2% (Cost $234,468,606)		$264,049,039
TOTAL INVESTMENT SECURITIES — 92.2% (Cost $234,468,606)		$264,049,039

16

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

SHORT-TERM INVESTMENTS — 7.8%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 7/1/2020 (Dated 06/30/2020, repurchase price of $22,353,000, collateralized by $21,017,700 principal amount U.S. Treasury Notes — 2.625% 2023, fair value $22,800,106)(d)	$22,353,000	$22,353,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,353,000)		$22,353,000
TOTAL INVESTMENTS — 100.0% (Cost $256,821,606)		$286,402,039
Other Assets and Liabilities, net — 0.0%		130,961
NET ASSETS — 100.0%		$286,533,000

(a)  Non-income producing security.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(d)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

Foreign Currency Exchange Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at June 30, 2020	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc	USD	1,839,946	EUR	1,690,000	8/6/2020	$1,900,158	—	$(60,212)
Barclays Bank plc	USD	31,974,776	EUR	28,287,000	9/17/2020	31,834,315	$140,461	—
Total						$33,734,473	$140,461	$(60,212)

See accompanying Notes to Financial Statements.

17

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $234,468,606)	$264,049,039
Short-term investments — repurchase agreements	22,353,000
Cash	92
Receivable for:
Investment securities sold	3,694,984
Dividends and interest	955,813
Capital Stock sold	53,411
Unrealized appreciation on forward foreign currency contracts	140,461
Prepaid expenses and other assets	3,741
Total assets	291,250,541
LIABILITIES
Payable for:
Investment securities purchased	4,111,072
Advisory fees	234,276
Capital Stock repurchased	46,300
Due to custodian	21
Accrued expenses and other liabilities	265,660
Unrealized depreciation on forward foreign currency contracts	60,212
Total liabilities	4,717,541
NET ASSETS	$286,533,000
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 18,283,855 outstanding shares	$284,411,983
Distributable earnings	2,121,017
NET ASSETS	$286,533,000
NET ASSET VALUE
Offering and redemption price per share	$15.67

See accompanying Notes to Financial Statements.

18

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $291,748)	$1,546,414
Interest	20,837
Total investment income	1,567,251
EXPENSES
Advisory fees	1,280,773
Transfer agent fees and expenses	82,199
Trustee fees and expenses	68,389
Legal fees	54,380
Custodian fees	50,507
Reports to shareholders	40,362
Filing fees	23,774
Audit and tax services fees	18,231
Administrative services fees	6,814
Other professional fees	6,238
Other	43,756
Total expenses	1,675,423
Reimbursement from Adviser	(23,225)
Net expenses	1,652,198
Net investment loss	(84,947)
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	(15,693,253)
Investments in foreign currency transactions	(96,592)
Net change in unrealized appreciation (depreciation) of:
Investments	12,892,633
Investments in forward foreign currency contracts	231,412
Translation of foreign currency denominated amounts	20,142
Net realized and unrealized loss	(2,645,658)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,730,605)

See accompanying Notes to Financial Statements.

19

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(84,947)	$218,230
Net realized gain (loss)	(15,789,845)	11,152,206
Net change in unrealized appreciation	13,144,187	41,535,579
Net increase (decrease) in net assets resulting from operations	(2,730,605)	52,906,015
Distributions to shareholders	(3,822,379)	(11,600,003)
Capital Stock transactions:
Proceeds from Capital Stock sold	60,854,638	43,744,239
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,250,459	10,376,742
Cost of Capital Stock repurchased	(42,912,633)	(42,880,614)
Net increase from Capital Stock transactions	21,192,464	11,240,367
Total change in net assets	14,639,480	52,546,379
NET ASSETS
Beginning of period	271,893,520	219,347,141
End of period	$286,533,000	$271,893,520
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	4,145,778	2,878,791
Shares issued to shareholders upon reinvestment of dividends and distributions	208,630	651,805
Shares of Capital Stock repurchased	(2,978,328)	(2,826,848)
Change in Capital Stock outstanding	1,376,080	703,748

See accompanying Notes to Financial Statements.

20

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2020		Year Ended December 31,
	(Unaudited)		2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of period	$16.08		$13.54	$15.45	$12.21	$11.52	$12.87
Income from investment operations:
Net investment income (loss)*	0.00	*	0.01	0.06	(0.01)	0.22	0.07
Net realized and unrealized gain (loss) on investment securities	(0.20)		3.24	(1.73)	3.32	0.82	(0.86)
Total from investment operations	(0.20)		3.25	(1.67)	3.31	1.04	(0.79)
Less distributions:
Dividends from net investment income	(0.13)		(0.71)	(0.14)	(0.07)	(0.35)	(0.56)
Distributions from net realized capital gains	(0.08)		—	(0.10)	—	—	—
Total distributions	(0.21)		(0.71)	(0.24)	(0.07)	(0.35)	(0.56)
Redemption fees	—		—	—	—	—	—
Net asset value at end of period	$15.67		$16.08	$13.54	$15.45	$12.21	$11.52
Total investment return***	(1.23)%		24.05%	(10.81)%	27.12%	9.05%	(6.34)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$286,533		$271,894	$219,347	$254,886	$262,274	$287,116
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.31	%†	1.34%	1.35%	1.31%	1.28%	1.25%
After reimbursement from Adviser	1.29	%†	1.29%	1.29%	1.29%	1.28%	1.25%
Net investment income
Before reimbursement from Adviser	(0.08	)%†	0.03%	0.33%	(0.11)%	1.86%	0.50%
After reimbursement from Adviser	(0.07	)%†	0.09%	0.39%	(0.09)%	1.86%	0.50%
Portfolio turnover rate	158	%†	88%	120%	146%	93%	39%

*  Per share amount is based on average shares outstanding.

*  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

21

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

22

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual

23

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $244,030,022 for the period ended June 30, 2020. The proceeds and cost of securities sold resulting in net realized loss of $15,693,253 aggregated $153,720,784 and $169,414,037, respectively, for the period ended June 30, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2020 was $244,941,771 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2020, for federal income tax purposes was $29,957,412 and $10,850,144, respectively resulting in net unrealized appreciation of $19,107,268. As of and during the period ended June 30, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2021.

For the period ended June 30, 2020, the Fund paid aggregate fees and expenses of $68,389 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is

24

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	—	$31,619,354	—	$31,619,354
Information Technology Services	$6,083,877	21,093,512	—	27,177,389
Advertising & Marketing	11,262,212	11,126,668	—	22,388,880
Industrials	—	15,777,693	—	15,777,693
Medical Equipment	6,150,033	5,443,285	—	11,593,318
Household Products	—	11,495,285	—	11,495,285
Beverages	3,043,685	7,539,405	—	10,583,090
Building Maintenance Services	—	10,341,689	—	10,341,689
Specialty Chemicals	—	9,105,052	—	9,105,052
Consumer Electronics	—	8,557,408	—	8,557,408
Other Commercial Services	—	8,064,693	—	8,064,693
Consumer Finance	7,639,886	—	—	7,639,886
Semiconductor Manufacturing	2,922,860	3,554,238	—	6,477,098
Internet Media	—	6,285,131	—	6,285,131
Courier Services	—	6,111,134	—	6,111,134
Cement & Aggregates	—	6,034,889	—	6,034,889
Professional Services	—	6,019,702	—	6,019,702
Commercial Services	—	5,922,726	—	5,922,726

25

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Non Wood Building Materials	—	$5,713,452	—	$5,713,452
Commercial & Residential Building Equipment & Systems	$3,110,471	2,583,632	—	5,694,103
Other Specialty Retail — Discretionary	—	5,536,337	—	5,536,337
Health Care Supplies	—	5,253,650	—	5,253,650
Construction & Mining Machinery	—	4,109,528	—	4,109,528
Logistics Services	—	3,731,970	—	3,731,970
Infrastructure Software	—	3,693,615	—	3,693,615
Publishing & Broadcasting	3,216,806	—	—	3,216,806
Banks	—	2,418,366	—	2,418,366
Industrial Distribution & Rental	—	1,488,805	—	1,488,805
Other Common Stocks	2,849,056	9,148,934	—	11,997,990
Short-Term Investments	—	22,353,000	—	22,353,000
	$46,278,886	$240,123,153	—	$286,402,039
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$140,461	—	$140,461
Payable	—	(60,212)	—	(60,212)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $81,732,264 from Level 1 to Level 2 during the period ended June 30, 2020. The transfers between Level 2 and Level 1 of the fair value hierarchy during the period ended June 30, 2020, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts

26

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2020 the Fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $33,449,601, respectively.

During the period ended June 30, 2020 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$140,461	Unrealized depreciation on forward foreign currency contracts	$(60,212)
Total		$140,461		$(60,212)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	—	$231,412
Total		—	$231,412

NOTE 7 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended June 30, 2020, the Fund had no borrowings under the agreement.

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to

27

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2020:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)*
State Street Bank and Trust Company:
	Repurchase Agreement	$22,353,000	$(22,353,000	)**	—	—

28

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)*
Barclays Bank PLC:
	Forward foreign currency contracts Receivable	$140,461	—	—	$140,461
	Forward foreign currency contracts Payable	$(60,212)	—	—	$(60,212)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $22,800,106 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9 — Subsequent Event

On February 13, 2020, it was announced that Polar Capital Holdings plc ("Polar Capital") has reached an agreement to acquire from the Adviser its International Value and World Value equity business, team and strategies led by Pierre Py, Portfolio Manager of the Fund, and Greg Herr (both the "Portfolio Managers"). The transaction contemplates that the Fund would be reorganized into a new U.S. series trust organized by Polar Capital and advised by a subsidiary of Polar Capital. The transaction is subject to all required regulatory, Board and shareholder approvals. Polar Capital, the Portfolio Managers and the Adviser will be recommending to the Board and shareholders to transition to the Polar Capital platform. The expectation is that the transaction and all approvals will be completed in the fourth quarter of 2020.

29

FPA INTERNATIONAL VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2019	$1,000.00	$1,000.00
Ending Account Value June 30, 2020	$987.70	$1,018.45
Expenses Paid During Period*	$6.38	$6.47

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2020 (182/366 days).

30

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (July 2003-Present), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since July 2003), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, Wedbush Capital

31

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

32

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Pierre O. Py, 1976	Vice President and Portfolio Manager	2011

Managing Director of FPA (since 2013). Co-Portfolio Manager of FPA Paramount Fund, Inc. (since 2013). Vice President of FPA (from September 2011 to December 2012). Co-President from 2013 to February 2015 and Vice President from November 2011 to August 2013 of FPA Paramount Fund, Inc.; and President from November 2013 to February 2015 and Vice President from November 2011 to November 2013 of the Fund.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

33

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 4, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 4, 2020